                                MONTHLY STATEMENT

                  ---------------------------------------------
                             PROVIDIAN MASTER TRUST
                                  SERIES 1996-1
                  ---------------------------------------------

         Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on February 5, 2002, the ("Agreement") as supplemented by the Series 1996-1 Supplement dated as of June 1, 1996 (as amended and supplemented, the "Series Supplement"), between Chase Manhattan Bank USA, National Association as Servicer, Card Acquisition Funding LLC as Transferor, and The Bank of New York, Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Senior Certificateholders and the Collateral Interest Holder and the performance of the Providian Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 1996-1 Certificates with respect to the Distribution Date occuring on June 17, 2002, and with respect to the performance of the Trust during the month of May the performance of the Trust during the month of May is set forth below. Certain of the information is presented on the basis of an original Principal amount of $1,000 per $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.

A)    Information Regarding the Current Monthly Distribution for the Series 1996-1
      Senior Certificates (stated on the basis of $1,000 original certificate principal amount)

      (1)   The total amount distributed to Senior Certificateholders per $1,000
            original certificate principal amount                                                           $1.842500

      (2)   The amount set forth in A(1) above distributed to Senior Certificateholders
            with respect to interest per $1,000 original certificate principal amount                       $1.842500

      (3)   The amount set forth in A(1) above distributed to Senior Certificateholders
            with respect to principal per $1,000 original certificate principal amount                      $0.000000

B)    Information Regarding the Performance of the Trust

      (1)   Allocation of Receivables Collections to the Series 1996-1 Certificates

            (a)   The aggregate amount of Finance Charge Receivables collected during
                  the Monthly Period immediately preceding the Distribution Date                      $106,396,128.57

            (b)   The aggregate amount of Interchange collected and allocated to the
                  Trust for the Monthly Period immediately preceding the Distribution
                  Date                                                                                  $7,194,114.00

            (c)   The aggregate amount of Principal Receivables collected during the
                  Monthly Period immediately preceding the Distribution Date                          $578,892,614.33

            (d)   The Floating Allocation Percentage with respect to the Series 1996-1
                  Certificates for the Monthly Period immediately preceding the Distribution
                  Date                                                                                     13.575853%

            (e)   The Principal Allocation Percentage with respect to the Series 1996-1
                  Certificates for the Monthly Period immediately preceding the Distribution
                  Date                                                                                     13.575853%

            (f)   The Finance Charge Receivables and Interchange collected and allocated to the Series 1996-1 Certificates for the Monthly Period
                  immediately preceding the Distribution Date                                          $15,420,844.54

            (g)   The Principal Receivables collected and allocated to the Series
                  1996-1 Certificates for the Monthly Period immediately preceding the
                  Distribution Date                                                                    $78,589,611.30

                     ---------------------------------------
                         Series 1996-1 Monthly Statement
                         June 17, 2002 Distribution Date
                     ---------------------------------------

      (2)   Available Finance Charge Collections and Reallocated Principal Collections
            for Series 1996-1 for the Monthly Period immediately preceding the Distribution Date

            (a)   The Finance Charge Receivables and Interchange collected and
                  allocated to the Series 1996-1 Certificates                                          $15,420,844.54

            (b)   Collection Account and Special Funding Account investment earnings
                  allocated to the Series 1996-1 Certificates                                                   $0.00

            (c)   Principal Funding Account Investment Proceeds                                                 $0.00

            (d)   Prefunding Account Investment Proceeds                                                        $0.00

            (e)   Reserve Account withdrawals, if applicable                                                    $0.00

            (f)   Additional Finance Charges from other Series allocated to the Series
                  1996-1 Certificates                                                                           $0.00

            (g)   Payments, if any, on deposit as of the Determination Date received
                  from any Interest Rate Protection Agreements                                                  $0.00

            (h)   Reallocated Principal Collections                                                             $0.00

            (i)   Total Available Finance Charge Collections and Reallocated
                  Principal Collections for Series 1996-1 (total of (a), (b),
                  (c), (d), (e), (f), (g) and (h) above)                                               $15,420,844.54

      (3)   Available Principal Collections for Series 1996-1 for the Monthly Period immediately preceding the Distribution Date

            (a)   The Principal Receivables collected and allocated to the Series
                  1996-1 Certificates                                                                  $78,589,611.30

            (b)   Shared Principal Collections from other Series allocated to the
                  Series 1996-1 Certificates                                                                    $0.00

            (c)   Additional amounts to be treated as Available Principal Collections
                  pursuant to the Series Supplement                                                     $7,674,755.94

            (d)   Reallocated Principal Collections                                                             $0.00

            (e)   Available Principal Collections for Series 1996-1 (total of (a), (b)
                  and (c) minus (d) above)                                                             $86,264,367.24

      (4)   Delinquent Balances in the Trust

            The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the Distribution Date.

            (a)   30-59 days                                                                             $121,652,074
            (b)   60-89 days                                                                               86,255,237
            (c)   90 or more days                                                                         171,323,222
                                                                                                         ------------
            (d)   Total Delinquencies                                                                    $379,230,533

                     ---------------------------------------
                         Series 1996-1 Monthly Statement
                         June 17, 2002 Distribution Date
                     ---------------------------------------

      (5)   Defaulted Amount

            (a)   The aggregate amount of Defaulted Receivables with respect to the
                  Trust for the Monthly Period immediately preceding the Distribution
                  Date                                                                                 $65,162,264.95

            (b)   The aggregate Amount of Recoveries of Defaulted Receivables processed
                  during the Monthly Period immediately preceding the Distribution Date                 $8,629,862.53

            (c)   The Defaulted Amount for the Monthly Period immediately preceding the
                  Distribution Date [Defaulted Receivables minus Recoveries]                           $56,532,402.42

            (d)   The Defaulted Amount for the Monthly Period immediately
                  preceding the Distribution Date allocable to the Series 1996-1
                  Certificates (the "Series 1996-1 Defaulted Amount")                                   $7,674,755.94

            (e)   The Senior Defaulted Amount [Series 1996-1 Defaulted Amount
                  multiplied by the Senior Percentage]                                                  $6,063,057.19

      (6)   Senior Charge-Offs

            (a)   The excess, if any, of the Senior Defaulted Amount over the sum of (i) Available Finance Charge Collections applied to such Senior Defaulted Amount, (ii) Reallocated Principal
                  Collections and (iii) the amount by which the Collateral
                  Invested Amount has been reduced in respect of such Senior
                  Defaulted Amount (a "Senior Charge-Off")                                                      $0.00

            (b)   The amount of the Senior Charge-Off set forth in item 6(a)
                  above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each
                  Senior Certificateholder's investment)                                                   $0.0000000

            (c)   The total amount reimbursed on the Distribution Date in respect of
                  Senior Charge-Offs for prior Distribution Dates                                               $0.00

            (d)   The amount set forth in item 6(c) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the amount of each Senior
                  Certificateholder's investment)                                                           $0.000000

            (e)   The amount, if any, by which the outstanding principal balance of the Senior Certificates exceeds the Senior Invested Amount and the Senior Initial Percentage of the Prefunding Account
                  Balance, if any, as of the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such
                  Distribution Date                                                                             $0.00

      (7)   Reductions in the Collateral Interest

            (a)   The excess, if any, of the Collateral Defaulted Amount over
                  Available Finance Charge Collections applied to such Collateral
                  Defaulted Amount                                                                              $0.00

            (b)   The amount by which the Collateral Invested Amount has been reduced on the Distribution Date in respect of Reallocated Principal
                  Collections                                                                                   $0.00

            (c)   The amount by which the Collateral Invested Amount has been reduced
                  on the Distribution Date in respect of the unpaid Required Amount                             $0.00

            (d)   The total amount by which the Collateral Invested Amount has been reduced on the Distribution Date as set forth in items
                  7(a), (b) and (c)                                                                             $0.00

            (e)   The total amount reimbursed on the Distribution Date in respect of reductions in the Collateral Invested Amount on prior Distribution
                  Dates                                                                                         $0.00

                     ---------------------------------------
                         Series 1996-1 Monthly Statement
                         June 17, 2002 Distribution Date
                     ---------------------------------------

            (f)   The amount, if any, by which the outstanding principal balance of the Collateral Interest exceeds the Collateral Invested
                  Amount and the Collateral Percentage of the Prefunding Account
                  Balance, if any, as of the Distribution Date, after giving effect to all deposits, withdrawals and distributions on the
                  Distribution Date                                                                             $0.00

      (8)   Investor Monthly Servicing Fee

            The amount of the Series 1996-1 Monthly Servicing Fee payable to the
            Servicer on the Distribution Date                                                           $1,583,333.33

      (9)   Prefunding Account

            (a)   The Prefunding Account Balance on the Distribution Date                                       $0.00

            (b)   The Senior Percentage of the Prefunding Account Balance on the Distribution
                  Date                                                                                          $0.00

            (c)   The Collateral Percentage of the Prefunding Account Balance on the
                  Distribution Date                                                                             $0.00

      (10)  Senior Monthly Interest

            (a)    Senior Monthly Interest payable on the Distribution Date                             $1,382,796.25

      (11)  Principal Funding Account Amount

            (a)   The amount on deposit in the Principal Funding Account on the
                  Distribution Date, after giving effect to all deposits, withdrawals
                  and distributions on such Distribution Date                                                   $0.00

            (b)   Deposits to the Principal Funding Account are currently
                  scheduled to commence on the Distribution Date occurring in
                  January 2003. (The initial funding date for the Principal
                  Funding Account may be modified in certain circumstances in
                  accordance with the terms of the Series Supplement.)                                           0.00

      (12)  Deficit Controlled Accumulation Amount

            The Deficit Controlled Accumulation Amount for the Distribution
            Date, after giving effect to all deposits, withdrawals and
            distributions on such Distribution Date                                                             $0.00

      (13)  Reserve Account (if applicable)

            (a)   The amount on deposit in the Reserve Account, if funded, on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such Distribution Date and
                  the related Transfer Date                                                                      0.00

            (b)   The Required Reserve Account Amount, if any, selected by the Servicer                          0.00

C)    Senior Invested Amount

      (1)   The Senior Invested Amount and the Senior Percentage of the Prefunding
            Account Balance on the date of issuance (the "Senior Initial Amount")                     $750,500,000.00

      (2)   The Senior Invested Amount and the Senior Percentage of the
            Prefunding Account Balance, if any, on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such
            Distribution Date                                                                         $750,500,000.00

                     ---------------------------------------
                         Series 1996-1 Monthly Statement
                         June 17, 2002 Distribution Date
                     ---------------------------------------

      (3)   The Pool Factor for the Distribution Date (which represents the ratio of the Senior Invested Amount and the Senior Percentage of the
            Prefunding Account Balance, if any, as of such Distribution Date, after giving effect to any adjustment in the Senior Invested Amount on such Distribution Date, to the Senior Initial Amount). The amount of a Senior Certificateholder's pro rate share of the Senior
            Invested Amount and the Prefunding Account Balance, if any, can be
            determined by multiplying the original denomination of the Senior
            Certificateholder's Certificate by the Pool Factor                                               1.000000

D)    Collateral Invested Amount

      (1)   The Collateral Invested Amount and the Collateral Percentage of the
            Prefunding Account Balance on the date of issuance                                        $199,500,000.00

      (2)   The Collateral Invested Amount and the Collateral Percentage of the
            Prefunding Account Balance, if any, on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such
            Distribution Date                                                                         $199,500,000.00

      (3)   The Collateral Invested Amount as a percentage of the sum of the Collateral
            Invested Amount and the Senior Invested Amount on such Distribution Date                           21.00%

E)    Receivables Balances

      (1)   The aggregate amount of Principal Receivables in the Trust at the close of
            business on the last day of the immediately preceding Monthly Period                       $6,935,498,794

      (2)   The aggregate amount of Finance Charge Receivables in the Trust at the close of business on the last day of the immediately preceding
            Monthly Period                                                                               $143,778,078

F)    Annualized Percentages

      (1)   The Gross Yield (Available Finance Charge Collections for the Series
            1996-1 Certificates for the preceding Monthly Period (excluding payments received from Interest Rate Protection Agreements) divided by the Invested Amount of the Series 1996-1 Certificates and the
            Prefunding Account balance, if any, as of the last day of the next
            preceding Monthly Period, multiplied by 12)                                                        19.48%

      (2)   The Net Loss Rate (the Series 1996-1 Defaulted Amount for the
            preceding Monthly Period divided by the Invested Amount of the
            Series 1996-1 Certificates and the Prefunding Account balance, if any, as of the last day of the next preceding Monthly Period, multiplied
            by 12)                                                                                              9.69%

      (3)   The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the Series
            1996-1 Certificates for the preceding Monthly Period)                                               9.79%

      (4)   The Base Rate (Monthly Interest plus Monthly Servicing Fee (based on an assumed Servicing Fee Rate of 2% per annum) for the preceding
            Monthly Period with respect to the related Distribution Date, divided by the Invested Amount of the Series 1996-1 Certificates and
            the Prefunding Account Balance, if any, as of the last day of the
            next preceding Monthly Period, multiplied  by 12)                                                   4.32%

      (5)   The Net Spread (the Portfolio Yield minus the Base Rate for the Series
            1996-1 Certificates for the preceding Monthly Period)                                               5.47%

      (6)   The Monthly Payment Rate (Collections of Principal Receivables and
            Finance Charge Receivables with respect to all Receivables in the
            Trust for the preceding Monthly Period divided by the amount of
            Receivables in the Trust as of the last day of the next preceding
            Monthly Period)                                                                                     9.69%

                     ---------------------------------------
                         Series 1996-1 Monthly Statement
                         June 17, 2002 Distribution Date
                     ---------------------------------------

 G)   Series 1996-1 Information for the Last Three Distribution Dates

            1)    Gross Yield

                  a)            06/17/02         19.48%
                  b)            05/15/02         18.47%
                  c)            04/15/02         18.70%

            2)    Net Loss Rate

                  a)            06/17/02          9.69%
                  b)            05/15/02          9.52%
                  c)            04/15/02          9.35%

            3)    Net Spread (Portfolio Yield Minus Base Rate)

                  a)            06/17/02          5.47%
                  b)            05/15/02          4.82%
                  c)            04/15/02          5.11%

            Three Month Average                   5.13%

            4)    Monthly Payment Rate

                  a)            06/17/02          9.69%
                  b)            05/15/02          9.29%
                  c)            04/15/02          9.25%


                                  CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION Servicer


                                  By:
                                      ------------------------------------------
                                  Name:    Patricia Garvey
                                  Title:   Vice President

                                MONTHLY STATEMENT
                  ---------------------------------------------

                             PROVIDIAN MASTER TRUST
                                  SERIES 1997-2
                  ---------------------------------------------

         Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on February 5, 2002, "the Agreement"), as supplemented by the Series 1997-2 Supplement dated as of March 1, 1997 (as amended and supplemented, the "Series Supplement"), between Card Acquisition Funding LLC as Transferor, Chase Manhattan Bank USA, National Association as Servicer, and The Bank of New York, Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders and the Collateral Interest Holder and the performance of the Providian Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 1997-2 Certificates with respect to the Distribution Date occurring on June 17, 2002, and with respect to the performance of the Trust during the month of May is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement as applicable.

A)    Information Regarding the Current Monthly Distribution for the Series 1997-2 Class A
      Certificates and Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

      (1)    The total amount distributed to Class A Certificateholders per $1,000 original
             certificate principal amount                                                                            $1.787500

      (2)    The amount set forth in A(1) above distributed to Class A Certificateholders with
             respect to interest per $1,000 original certificate principal amount                                    $1.787500

      (3)    The amount set forth in A(1) above distributed to Class A Certificateholders with
             respect to principal per $1,000 original certificate principal amount                                   $0.000000

      (4)    The total amount distributed to Class B Certificateholders per $1,000 original
             certificate principal amount                                                                            $1.970833

      (5)    The amount set forth in A(4) above distributed to Class B Certificateholders with
             respect to interest per $1,000 original certificate principal amount                                    $1.970833

      (6)    The amount set forth in A(4) above distributed to Class B Certificateholders with
             respect to principal per $1,000 original certificate principal amount                                   $0.000000

B)    Information Regarding the Performance of the Trust

      (1)    Allocation of Receivables Collections to the Series 1997-2 Certificates

             (a)     The aggregate amount of Finance Charge Receivables collected during the
                     Monthly Period immediately preceding the Distribution Date                                $106,396,128.57

             (b)     The aggregate amount of Interchange collected and allocated to the Trust for
                     the Monthly Period immediately preceding the Distribution Date                              $7,194,114.00

             (c)     The aggregate amount of Principal Receivables collected during the Monthly
                     Period immediately preceding the Distribution Date                                        $578,892,614.33

             (d)     The Floating Allocation Percentage with respect to the Series 1997-2
                     Certificates for the Monthly Period immediately preceding the Distribution
                     Date                                                                                           10.003260%

                     ---------------------------------------
                         Series 1997-2 Monthly Statement
                         June 17, 2002 Distribution Date
                      -------------------------------------

             (e)     The Principal Allocation Percentage with respect to the Series 1997-2
                     Certificates for the Monthly Period immediately preceding the Distribution
                     Date                                                                                           10.003260%

             (f)     The Finance Charge Receivables and Interchange collected and allocated to the
                     Series 1997-2 Certificates for the Monthly Period immediately preceding the
                     Distribution Date                                                                          $11,362,727.56

             (g)     The Principal Receivables collected and allocated to the Series 1997-2
                     Certificates for the Monthly Period immediately preceding the Distribution
                     Date                                                                                       $57,908,134.64

      (2)    Available Finance Charge Collections, Required Draw Amount and Reallocated Principal
             Collections for Series 1997-2 for the Monthly Period immediately preceding the
             Distribution Date

             (a)     The Finance Charge Receivables and Interchange collected and allocated to the
                     Series 1997-2 Certificates                                                                 $11,362,727.56

             (b)     Collection Account and Special Funding Account investment earnings allocated
                     to the Series 1997-2 Certificates                                                                   $0.00

             (c)     Principal Funding Account Investment Proceeds                                                       $0.00

             (d)     Cash Collateral Account Investment Proceeds                                                    $29,878.70

             (e)     Reserve Draw Amount, if applicable                                                                  $0.00

             (f)     Additional Finance Charges from other Series allocated to the Series 1997-2
                     Certificates                                                                                        $0.00

             (g)     Payments, if any, on deposit as of the Determination Date received from any
                     Interest Rate Protection Agreements                                                                 $0.00

             (h)     Required Draw Amount, if applicable                                                                 $0.00

             (i)     Reallocated Collateral Principal Collections                                                        $0.00

             (j)     Reallocated Class B Principal Collections                                                           $0.00

             (k)     Total Available Finance Charge Collections and Reallocated Principal
                     Collections for Series 1997-2 (total of (a), (b), (c), (d), (e), (f), (g),
                     (h), (i) and (j) above)                                                                    $11,392,606.26

      (3)    Available Principal Collections for Series 1997-2 for the Monthly Period
             immediately preceding the Distribution Date

             (a)     The Principal Receivables collected and allocated to the Series 1997-2
                     Certificates                                                                               $57,908,134.64

             (b)     Shared Principal Collections from other Series allocated to the Series 1997-2
                     Certificates                                                                                        $0.00

             (c)     Additional amounts to be treated as Available Principal Collections pursuant
                     to the Series Supplement                                                                    $5,655,083.33

                     ---------------------------------------
                         Series 1997-2 Monthly Statement
                         June 17, 2002 Distribution Date
                      -------------------------------------

             (d)     Reallocated Collateral Principal Collections                                                        $0.00

             (e)     Reallocated Class B Principal Collections                                                           $0.00

             (f)     Available Principal Collections for Series 1997-2 (total of (a), (b) and (c)
                     minus (d) and (e) above)                                                                   $63,563,217.97

      (4)    Delinquent Balances in the Trust

             The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the
             Distribution Date.

             (a)     30-59 days                                                                                   $121,652,074
             (b)     60-89 days                                                                                     86,255,237
             (c)     90 or more days                                                                               171,323,222
                                                                                                                  ------------
             (d)     Total Delinquencies                                                                          $379,230,533

      (5)    Defaulted Amount

             (a)     The aggregate amount of Defaulted Receivables with respect to the Trust for
                     the Monthly Period immediately preceding the Distribution Date                             $65,162,264.95

             (b)     The aggregate Amount of Recoveries of Defaulted Receivables processed during
                     the Monthly Period immediately preceding the Distribution Date                              $8,629,862.53

             (c)     The Defaulted Amount for the Monthly Period immediately preceding the
                     Distribution Date [Defaulted Receivables minus Recoveries]                                 $56,532,402.42

             (d)     The Defaulted Amount for the Monthly Period immediately preceding the
                     Distribution Date allocable to the Series 1997-2 Certificates (the "Series
                     1997-2 Defaulted Amount")                                                                   $5,655,083.33

             (e)     The Class A Defaulted Amount [Series 1997-2 Defaulted Amount multiplied by
                     the Class A Percentage]                                                                     $4,608,892.91

             (f)     The Class B Defaulted Amount [Series 1997-2 Defaulted Amount multiplied by
                     the Class B Percentage]                                                                       $537,232.92

      (6)    Class A Charge-Offs

             (a)      The excess, if any, of the Class A Defaulted Amount over the sum of (i)
                      Available Finance Charge Collections applied to such Class A Defaulted
                      Amount, (ii) the Available Cash Collateral Amount applied to such Class A
                      Defaulted Amount, (iii) Reallocated Principal Collections applied to such
                      Class A Defaulted Amount, (iv) the amount by which the Collateral
                      Invested Amount has been reduced in respect of such Class A Defaulted
                      Amount and (v) the amount by which the Class B Invested Amount has been reduced in respect of such Class A Defaulted Amount (a "Class A
                      Charge-Off")                                                                                       $0.00

                     ---------------------------------------
                         Series 1997-2 Monthly Statement
                         June 17, 2002 Distribution Date
                      -------------------------------------

             (b)     The amount of the Class A Charge-Off set forth in item 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing,
                     pro rata, the amount of each Class A Certificateholder's investment)                            $0.000000

             (c)     The total amount reimbursed on the Distribution Date in respect of  Class A
                     Charge-Offs for prior Distribution  Dates                                                           $0.00

             (d)     The amount set forth in item 6(c) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the amount
                     of each Class A Certificateholder's investment)                                                 $0.000000

             (e)     The amount, if any, by which the outstanding principal balance of the Class A
                     Certificates exceeds the Class A Invested Amount if any, as of the
                     Distribution Date, after giving effect to all deposits, withdrawals and
                     distributions on such Distribution Date                                                             $0.00

      (7)    Class B Charge-Offs

             (a)     The excess, if any, of the Class B Defaulted Amount over the sum of (i)
                     Available Finance Charge Collections applied to such Class B Defaulted Amount applied to such Class B Defaulted Amount, (ii) the Available Cash Collateral
                     Amount, (iii) Reallocated Collateral Principal Collections applied to such
                     Class B Defaulted Amount and (iv) the amount by which the Collateral Invested
                     Amount has been reduced in respect of such Class B Defaulted Amount                                 $0.00

             (b)     The amount by which the Class B Invested Amount has been reduced on the
                     Distribution Date in respect of Reallocated Class B Principal Collections                           $0.00

             (c)     The amount by which the Class B Invested Amount has been reduced on the
                     Distribution Date in respect of item 6(a) (together with item 7(a), "Class B
                     Charge-Offs")                                                                                       $0.00

             (d)     The total amount by which the Class B Invested Amount has been reduced on the
                     Distribution Date as set forth in items 7(a), (b) and (C)                                           $0.00

             (e)     The amount set forth in item 7(d) above per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount
                     of each Class B Certificateholder's investment)                                                 $0.000000

             (f)     The total amount reimbursed on the Distribution Date in respect of reductions                       $0.00
                     in the Class B Invested Amount on prior Distribution Date

             (g)     The amount set forth in item 7(f) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the amount
                     of each Class B Certificateholder's investment)                                                 $0.000000

             (h)     The amount, if any, by which the outstanding principal balance of the Class B
                     Certificates exceeds the Class B Invested Amount if any, as of the Distribution
                     Date, after giving effect to all deposits, withdrawals and distributions on such
                     Distribution Date                                                                                   $0.00

                     ---------------------------------------
                         Series 1997-2 Monthly Statement
                         June 17, 2002 Distribution Date
                      -------------------------------------

      (8)    Reductions in the Collateral Interest

             (a)     The excess, if any, of the Collateral Defaulted Amount over Available Finance
                     Charge Collections applied to such Collateral Defaulted Amount                                      $0.00

             (b)     The amount by which the Collateral Invested Amount has been reduced on the
                     Distribution Date in respect of Reallocated Principal Collections                                   $0.00

             (c)     The amount by which the Collateral Invested Amount has been reduced on the
                     Distribution Date in respect of items 6(a) and 7(a) above                                           $0.00

             (d)     The total amount by which the Collateral Invested Amount has been reduced on
                     the Distribution Date as set forth in items 8(a), (b) and (c)                                       $0.00

             (e)     The total amount reimbursed on the Distribution Date in respect of reductions
                     in the Collateral Invested Amount on prior Distribution Dates                                       $0.00

             (f)     The amount, if any, by which the outstanding principal balance of the
                     Collateral Interest exceeds the Collateral Invested Amount, if any, as of the
                     Distribution Date, after giving effect to all deposits, withdrawals and
                     distributions on the Distribution Date                                                              $0.00

      (9)    Investor Monthly Servicing Fee

             (a)     The amount of the Series 1997-2 Monthly Servicing Fee payable to the Servicer
                     on the Distribution Date                                                                    $1,166,666.67

      (10)   Cash Collateral Account

             (a)     The Available Cash Collateral Amount on the Distribution Date, after giving
                     effect to all deposits, withdrawals and distributions on such Distribution Date            $21,000,000.00

      (11)   Class A Monthly Interest

             (a)     Class A Monthly Interest payable on the Distribution Date                                   $1,019,768.75

      (12)   Class B Monthly Interest

             (a)     Class B Monthly Interest payable on the Distribution Date                                     $131,060.42

      (13)   Principal Funding Account Amount

             (a)     The amount on deposit in the Principal Funding Account on the Distribution
                     Date, after giving effect to all deposits, withdrawals and distributions on
                     such Distribution Date                                                                              $0.00

             (b)     Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution Date occurring in August 2003. (The initial funding date for the Principal Funding Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.)

                     ---------------------------------------
                         Series 1997-2 Monthly Statement
                         June 17, 2002 Distribution Date
                      -------------------------------------

      (14)   Deficit Controlled Accumulation Amount

             The Deficit Controlled Accumulation Amount for the Distribution Date, after giving
             effect to all deposits, withdrawals and distributions on such Distribution Date                             $0.00

      (15)   Reserve Account (if applicable)

             (a)     The amount on deposit in the Reserve Account, if funded, on the Distribution
                     Date, after giving effect to all deposits, withdrawals and distributions on
                     such Distribution Date and the related Transfer Date                                                $0.00

             (b)     The Required Reserve Account Amount, if any, selected by the Servicer                               $0.00

(C)   Class A Invested Amount

      (1)    The Class A Initial Invested Amount                                                               $570,500,000.00

      (2)    The Class A Invested Amount on the Distribution Date, after giving effect to all
             deposits, withdrawals and distributions on such Distribution Date                                 $570,500,000.00

      (3)    The Pool Factor for the Distribution Date (which represents the ratio of the Class A
             Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class A Invested Amount on such Distribution Date, to the Class A Initial
             Invested Amount). The amount of a Class A Certificateholder's pro rata share of the
             Class A Invested Amount can be determined by multiplying the original denomination of
             the Class A Certificateholder's Certificate by the Pool Factor                                           1.000000

D)    Class B Invested Amount

      (1)    The Class B Initial Invested Amount                                                                $66,500,000.00

      (2)    The Class B Invested Amount on the Distribution Date, after giving effect to all
             deposits, withdrawals and distributions on such Distribution Date                                  $66,500,000.00

      (3)    The Pool Factor for the Distribution Date (which represents the ratio of the Class B
             Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class B Invested Amount on such Distribution Date, to the Class B Initial
             Invested Amount). The amount of a Class B Certificateholder's pro rata share of the
             Class B Invested Amount can be determined by multiplying the original denomination of
             the Class B Certificateholder's Certificate by the Pool Factor                                             1.0000

E)    Collateral Invested Amount

      (1)    The Collateral Initial Invested Amount                                                             $63,000,000.00

      (2)    The Collateral Invested Amount on the Distribution Date, after giving effect to all
             deposits, withdrawals and distributions on such Distribution Date                                  $63,000,000.00

      (3)    The Collateral Invested Amount as a percentage of the sum of the Invested Amount on
             such Distribution Date                                                                                      9.00%

                     ---------------------------------------
                         Series 1997-2 Monthly Statement
                         June 17, 2002 Distribution Date
                      -------------------------------------

F)    Receivables Balances

      (1)    The aggregate amount of Principal Receivables in the Trust at the close of business
             on the last day of the immediately preceding Monthly Period                                        $6,935,498,794

      (2)    The aggregate amount of Finance Charge Receivables in the Trust at the close of
             business on the last day of the immediately preceding Monthly Period                                 $143,778,078

G)    Annualized Percentages

      (1)    The Gross Yield (Available Finance Charge Collections for the
             Series 1997-2 Certificates for the preceding Monthly Period
             (excluding payments received from Interest Rate Protection
             Agreements) divided by the Invested Amount of the Series 1997-2
             Certificates as of the last day of the next preceding Monthly
             Period,
             multiplied by  12)                                                                                         19.53%

      (2)    The Net Loss Rate (the Series 1997-2 Defaulted Amount for the
             preceding Monthly Period divided by the Invested Amount of the
             Series 1997-2 Certificates as of the last day of the next preceding
             Monthly Period, multiplied by 12)                                                                           9.69%

      (3)    The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the Series 1997-2
             Certificates for the preceding Monthly Period)                                                              9.84%

      (4)    The Base Rate (Monthly Interest plus Monthly Servicing Fee (based on an assumed
             Servicing Fee Rate of 2% per annum) for the preceding Monthly Period with respect to the related Distribution Date, divided by the Invested Amount of the Series 1997-2
             Certificates as of the last day of the next preceding Monthly Period, multiplied  by
             12)                                                                                                         4.22%

      (5)    The Net Spread (the Portfolio Yield minus the Base Rate for the Series 1997-2
             Certificates for the preceding Monthly Period)                                                              5.62%

      (6)    The Monthly Payment Rate (Collections of Principal Receivables and
             Finance Charge Receivables with respect to all Receivables in the
             Trust for the preceding Monthly Period divided by the amount of
             Receivables in the Trust as of the last day of the
             next preceding Monthly Period)                                                                              9.69%

H)    Series 1997-2 Information for the Last Three Distribution Dates

      1)     Gross Yield

             a)               06/17/02             19.53%
             b)               05/15/02             18.53%
             c)               04/15/02             18.75%

      2)     Net Loss Rate

             a)               06/17/02              9.69%
             b)               05/15/02              9.52%
             c)               04/15/02              9.35%

                     ---------------------------------------
                         Series 1997-2 Monthly Statement
                         June 17, 2002 Distribution Date
                      -------------------------------------

      3)     Net Spread (Portfolio Yield Minus Base Rate)

             a)               06/17/02              5.62%
             b)               05/15/02              4.97%
             c)               04/15/02              5.25%

      Three Month Average                           5.28%

      4)     Monthly Payment Rate

             a)               06/17/02              9.69%
             b)               05/15/02              9.29%
             c)               04/15/02              9.25%


                                  CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION Servicer



                                  By:
                                      ------------------------------------------
                                  Name:  Patricia Garvey
                                  Title: Vice President

                                MONTHLY STATEMENT
                  ---------------------------------------------
                             PROVIDIAN MASTER TRUST
                                  SERIES 1997-4
                  ---------------------------------------------

         Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on February 5, 2001, the "Agreement"), as supplemented by the Series 1997-4 Supplement dated as of November 1, 1997 (as amended and supplemented, the "Series Supplement"), between Chase Manhattan Bank USA, National Association as Servicer, Card Acquisition Funding LLC as Transferor, and The Bank of New York, as Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders and the Collateral Interest Holder and the performance of the Providian Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 1997-4 Certificates with respect to the Distribution Date occurring on June 17, 2002, and with respect to the performance of the Trust during the month of May is set forth below. Certain of the information is presented on the basis of an original principal amount $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.

A)   Information Regarding the Current Monthly Distribution for the Series 1997-4 Class
     A Certificates and Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

     (1)   The total amount distributed to Class A Certificateholders per $1,000 original
           certificate principal amount                                                                            $5.208333

     (2)   The amount set forth in A(1) above distributed to Class A Certificateholders with
           respect to interest per $1,000 original certificate principal amount                                    $5.208333

     (3)   The amount set forth in A(1) above distributed to Class A Certificateholders with
           respect to principal per $1,000 original certificate principal amount                                   $0.000000

     (4)   The total amount distributed to Class B Certificateholders per $1,000 original
           certificate principal amount                                                                            $5.375000

     (5)   The amount set forth in A(4) above distributed to Class B Certificateholders with
           respect to interest per $1,000 original certificate principal amount                                    $5.375000

     (6)   The amount set forth in A(4) above distributed to Class B Certificateholders with
           respect to principal per $1,000 original certificate principal amount                                   $0.000000

B)   Information Regarding the Performance of the Trust

     (1)   Allocation of Receivables Collections to the Series 1997-4 Certificates

           (a)    The aggregate amount of Finance Charge Receivables collected during the
                  Monthly Period immediately preceding the Distribution Date                                 $106,396,128.57

           (b)    The aggregate amount of Interchange collected and allocated to the Trust for
                  the Monthly Period immediately preceding the Distribution Date                               $7,194,114.00

           (c)    The aggregate amount of Principal Receivables collected during the Monthly
                  Period immediately preceding the Distribution Date                                         $578,892,614.33

           (d)    The Floating Allocation Percentage with respect to the Series 1997-4
                  Certificates for the Monthly Period immediately preceding the Distribution
                  Date                                                                                             8.574223%

                    ----------------------------------------
                         Series 1997-4 Monthly Statement
                         June 17, 2002 Distribution Date
                    ----------------------------------------

           (e)    The Principal Allocation Percentage with respect to the Series 1997-4
                  Certificates for the Monthly Period immediately preceding the Distribution
                  Date                                                                                             8.574223%

           (f)    The Finance Charge Receivables and Interchange collected and allocated to the Series 1997-4 Certificates for the Monthly Period immediately preceding the
                  Distribution Date                                                                            $9,739,480.76

           (g)    The Principal Receivables collected and allocated to the Series 1997-4
                  Certificates for the Monthly Period immediately preceding the Distribution
                  Date                                                                                        $49,635,543.98

     (2)   Available Finance Charge Collections, Required Draw Amount and Reallocated Principal
           Collections for Series 1997-4 for the Monthly Period immediately preceding the
           Distribution Date

           (a)    The Finance Charge Receivables and Interchange collected and allocated to the
                  Series 1997-4 Certificates                                                                   $9,739,480.76

           (b)    Collection Account and Special Funding Account investment earnings allocated
                  to the Series 1997-4 Certificates                                                                    $0.00

           (c)    Principal Funding Account Investment Proceeds                                                        $0.00

           (d)    Cash Collateral Account Investment Proceeds                                                     $21,342.34

           (e)    Reserve Draw Amount, if applicable                                                                   $0.00

           (f)    Additional Finance Charges from other Series allocated to the Series 1997-4
                  Certificates                                                                                         $0.00

           (g)    Payments, if any, on deposit as of the Determination Date received from any
                  Interest Rate Protection Agreements                                                                  $0.00

           (h)    Required Draw Amount, if applicable                                                                  $0.00

           (i)    Reallocated Collateral Principal Collections                                                         $0.00

           (j)    Reallocated Class B Principal Collections                                                            $0.00

           (k)    Total Available Finance Charge Collections and Reallocated Principal
                  Collections for Series 1997-4 (total of (a), (b), (c), (d), (e), (f), (g),
                  (h), (i) and (j) above)                                                                      $9,760,823.10

     (3)   Available Principal Collections for Series 1997-4 for the Monthly Period immediately preceding the Distribution Date

           (a)    The Principal Receivables collected and allocated to the Series 1997-4
                  Certificates                                                                                $49,635,543.98


           (b)    Shared Principal Collections from other Series allocated to the Series 1997-4
                  Certificates                                                                                         $0.00

                    ----------------------------------------
                         Series 1997-4 Monthly Statement
                         June 17, 2002 Distribution Date
                    ----------------------------------------

           (c)    Additional amounts to be treated as Available Principal Collections pursuant
                  to the Series Supplement                                                                     $4,847,214.28

           (d)    Reallocated Collateral Principal Collections                                                         $0.00

           (e)    Reallocated Class B Principal Collections                                                            $0.00

           (f)    Available Principal Collections for Series 1997-4 (total of (a), (b) and (c)
                  minus (d) and (e) above                                                                     $54,482,758.26

     (4)   Delinquent Balances in the Trust

           The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the
           Distribution Date.

           (a)    30-59 days                                                                                    $121,652,074
           (b)    60-89 days                                                                                      86,255,237
           (c)    90 or more days                                                                                171,323,222
                                                                                                               -------------
           (d)    Total Delinquencies                                                                           $379,230,533

     (5)   Defaulted Amount

           (a)    The aggregate amount of Defaulted Receivables with respect to the Trust for
                  the Monthly Period immediately preceding the Distribution Date                              $65,162,264.95

           (b)    The aggregate Amount of Recoveries of Defaulted Receivables processed during
                  the Monthly Period immediately preceding the Distribution Date                               $8,629,862.53

           (c)    The Defaulted Amount for the Monthly Period immediately preceding the
                  Distribution Date [Defaulted Receivables minus Recoveries]                                  $56,532,402.42

           (d)    The Defaulted Amount for the Monthly Period immediately preceding the
                  Distribution Date allocable to the Series 1997-4 Certificates (the "Series
                  1997-4 Defaulted Amount")                                                                    $4,847,214.29

           (e)    The Class A Defaulted Amount (Series 1997-4 Defaulted Amount multiplied by the
                  Class A Percentage)                                                                          $4,047,423.92

           (f)    The Class B Defaulted Amount (Series 1997-4 Defaulted Amount multiplied by the
                  Class B Percentage)                                                                            $387,777.14

     (6)   Class A Charge-Offs

           (a)    The excess, if any, of the Class A Defaulted Amount over the sum of (i)
                  Available Finance Charge Collections applied to such Class A Defaulted Amount,
                  (ii) the Available Cash Collateral Amount applied to such Class A Defaulted
                  Amount, (iii) Reallocated Principal Collections applied to such Class A
                  Defaulted Amount, (iv) the amount by which the Collateral Invested Amount has been reduced in respect of such Class A Defaulted Amount and (v) the amount by which the Class B Invested Amount has been reduced in respect of such Class A
                  Defaulted Amount (a "Class A Charge-Off")                                                            $0.00

                    ----------------------------------------
                         Series 1997-4 Monthly Statement
                         June 17, 2002 Distribution Date
                    ----------------------------------------

           (b)    The amount of the Class A Charge-Off set forth in item 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing,
                  pro rata, the amount of each Class A Certificateholder's investment)                             $0.000000

           (c)    The total amount reimbursed on the Distribution Date in respect of  Class A
                  Charge-Offs for prior Distribution  Dates                                                            $0.00

           (d)    The amount set forth in item 6(c) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the amount
                  of each Class A Certificateholder's investment)                                                  $0.000000

           (e)    The amount, if any, by which the outstanding principal balance of the Class A
                  Certificates exceeds the Class A Invested Amount if any, as of the Distribution
                  Date, after giving effect to all deposits, withdrawals and distributions on such
                  Distribution Date                                                                                    $0.00

     (7)   Class B Charge-Offs

           (a)    The excess, if any, of the Class B Defaulted Amount over the sum of (i)
                  Available Finance Charge Collections applied to such Class B Defaulted Amount,
                  (ii) the Available Cash Collateral Amount, (iii) Reallocated Collateral
                  Principal Collections applied to such Class B Defaulted Amount and (iv) the amount by which the Collateral Invested Amount has been reduced in respect of
                  such Class B Defaulted Amount                                                                        $0.00

           (b)    The amount by which the Class B Invested Amount has been reduced on the
                  Distribution Date in respect of Reallocated Class B Principal Collections                            $0.00

           (c)    The amount by which the Class B Invested Amount has been reduced on the
                  Distribution Date in respect of item 6(a) (together with item 7(a), "Class B
                  Charge-Offs")                                                                                        $0.00

           (d)    The total amount by which the Class B Invested Amount has been reduced on the
                  Distribution Date as set forth in items 7(a), (b) and (c )                                           $0.00

           (e)    The amount set forth in item 7(d) above per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount
                  of each Class B Certificateholder's investment)                                                  $0.000000

           (f)    The total amount reimbursed on the Distribution Date in respect of reductions
                  in the Class B Invested Amount on prior Distribution Dates                                           $0.00

           (g)    The amount set forth in item 7(f) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the amount
                  of each Class B Certificateholder's investment)                                                  $0.000000

           (h)    The amount, if any, by which the outstanding principal balance of the Class B
                  Certificates exceeds the Class B Invested Amount if any, as of the Distribution
                  Date, after giving effect to all deposits, withdrawals and distributions on such
                  Distribution Date                                                                                    $0.00

                    ----------------------------------------
                         Series 1997-4 Monthly Statement
                         June 17, 2002 Distribution Date
                    ----------------------------------------

     (8)   Reductions in the Collateral Interest

           (a)    The excess, if any, of the Collateral Defaulted Amount over Available Finance
                  Charge Collections applied to such Collateral Defaulted Amount                                       $0.00

           (b)    The amount by which the Collateral Invested Amount has been reduced on the
                  Distribution Date in respect of Reallocated Principal Collections                                    $0.00

           (c)    The amount by which the Collateral Invested Amount has been reduced on the
                  Distribution Date in respect of items 6(a) and 7(a) above                                            $0.00

           (d)    The total amount by which the Collateral Invested Amount has been reduced on
                  the Distribution Date as set forth in items 8(a), (b) and (c )                                       $0.00

           (e)    The total amount reimbursed on the Distribution Date in respect of reductions
                  in the Collateral Invested Amount on prior Distribution Dates                                        $0.00

           (f)    The amount, if any, by which the outstanding principal balance of the
                  Collateral Interest exceeds the Collateral Invested Amount, if any, as of the Distribution Date, after giving effect to all deposits, withdrawals and
                  distributions on the Distribution Date                                                               $0.00

     (9)   Investor Monthly Servicing Fee

           (a)    The amount of the Series 1997-4 Monthly Servicing Fee payable to the Servicer
                  on the Distribution Date                                                                     $1,000,000.00

     (10)  Cash Collateral Account

           (a)    The Available Cash Collateral Amount on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such Distribution
                  Date                                                                                        $15,000,000.00

     (11)  Class A Monthly Interest

           (a)    Class A Monthly Interest payable on the Distribution Date                                    $2,609,375.00

     (12)  Class B Monthly Interest

           (a)    Class B Monthly Interest payable on the Distribution Date                                      $258,000.00

     (13)  Principal Funding Account Amount

           (a)    The amount on deposit in the Principal Funding Account on the Distribution
                  Date, after giving effect to all deposits, withdrawals and distributions on
                  such Distribution Date                                                                               $0.00

           (b)    Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution Date occurring in September 2002. (The initial funding date for the Principal Funding Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.)

                    ----------------------------------------
                         Series 1997-4 Monthly Statement
                         June 17, 2002 Distribution Date
                    ----------------------------------------

     (14)  Deficit Controlled Accumulation Amount

           The Deficit Controlled Accumulation Amount for the Distribution Date, after giving
           effect to all deposits, withdrawals and distributions on such Distribution Date                             $0.00

     (15)  Reserve Account (if applicable)

           (a)    The amount on deposit in the Reserve Account, if funded, on the Distribution
                  Date, after giving effect to all deposits, withdrawals and distributions on
                  such Distribution Date and the related Transfer Date                                         $2,505,000.00

           (b)    The Required Reserve Account Amount, if any, selected by the Servicer                        $2,505,000.00

C)   Class A Invested Amount

     (1)   The Class A Initial Invested Amount                                                               $501,000,000.00

     (2)   The Class A Invested Amount on the Distribution Date, after giving effect to all
           deposits, withdrawals and distributions on such Distribution Date                                 $501,000,000.00

     (3)   The Pool Factor for the Distribution Date (which represents the ratio of the Class
           A Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class A Invested Amount on such Distribution Date, to the Class A Initial
           Invested Amount). The amount of a Class A Certificateholder's pro rata share of the
           Class A Invested Amount can be determined by multiplying the original denomination
           of the Class A Certificateholder's Certificate by the Pool Factor                                        1.000000

D)   Class B Invested Amount

     (1)   The Class B Initial Invested Amount                                                                $48,000,000.00

     (2)   The Class B Invested Amount on the Distribution Date, after giving effect to all
           deposits, withdrawals and distributions on such Distribution Date                                  $48,000,000.00

     (3)   The Pool Factor for the Distribution Date (which represents the ratio of the Class
           B Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class B Invested Amount on such Distribution Date, to the Class B
           Initial Invested Amount). The amount of a Class B Certificateholder's pro rata share of the Class B Invested Amount can be determined by multiplying the original
           denomination of the Class B Certificateholder's Certificate by the Pool Factor                           1.000000

E)   Collateral Invested Amount

     (1)   The Collateral Initial Invested Amount                                                             $51,000,000.00

     (2)   The Collateral Invested Amount on the Distribution Date, after giving effect to all
           deposits, withdrawals and distributions on such Distribution Date                                  $51,000,000.00

     (3)   The Collateral Invested Amount as a percentage of the sum of the Invested Amount on
           such Distribution Date                                                                                      8.50%

                    ----------------------------------------
                         Series 1997-4 Monthly Statement
                         June 17, 2002 Distribution Date
                    ----------------------------------------

F)   Receivables Balances

     (1)   The aggregate amount of Principal Receivables in the Trust at the close of business
           on the last day of the immediately preceding Monthly Period                                        $6,935,498,794

     (2)   The aggregate amount of Finance Charge Receivables in the Trust at the close of
           business on the last day of the immediately preceding Monthly Period                                 $143,778,078

G)   Annualized Percentages

     (1)   The Gross Yield (Available Finance Charge Collections for the Series 1997-4
           Certificates for the preceding Monthly Period (excluding payments received from
           Interest Rate Protection Agreements) divided by the Invested Amount of the Series
           1997-4 Certificates as of the last day of the next preceding Monthly Period,
           multiplied by 12)                                                                                          19.52%

     (2)   The Net Loss Rate (the Series 1997-4 Defaulted Amount for the preceding Monthly
           Period divided by the Invested Amount of the Series 1997-4 Certificates as of the
           last day of the next preceding Monthly Period, multiplied by 12)                                            9.69%

     (3)   The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the Series 1997-4
           Certificates for the preceding Monthly Period)                                                              9.83%

     (4)   The Base Rate (Monthly Interest plus Monthly Servicing Fee (based on an assumed
           Servicing Fee Rate of 2% per annum) for the preceding Monthly Period with respect to the related Distribution Date, divided by the Invested Amount of the Series
           1997-4 Certificates as of the last day of the next preceding Monthly Period,
           multiplied by 12)                                                                                           7.96%

     (5)   The Net Spread (the Portfolio Yield minus the Base Rate for the Series 1997-4
           Certificates for the preceding Monthly Period)                                                              1.87%

     (6)   The Monthly Payment Rate (Collections of Principal Receivables and Finance Charge
           Receivables with respect to all Receivables in the Trust for the preceding Monthly
           Period divided by the amount of Receivables in the Trust as of the last day of the
           next preceding Monthly Period)                                                                              9.69%

H)   Series 1997-4 Information for the Last Three Distribution Dates

     1)    Gross Yield

           a)             06/17/02                 19.52%
           b)             05/15/02                 18.52%
           c)             04/15/02                 22.31%

     2)    Net Loss Rate

           a)             06/17/02                  9.69%
           b)             05/15/02                  9.52%
           c)             04/15/02                  9.35%

                    ----------------------------------------
                         Series 1997-4 Monthly Statement
                         June 17, 2002 Distribution Date
                    ----------------------------------------

     3)    Net Spread (Portfolio Yield Minus Base Rate)

           a)             06/17/02                  1.87%
           b)             05/15/02                  1.06%
           c)             04/15/02                  5.01%

     Three Month Average                            2.65%

     4)    Monthly Payment Rate

           a)             06/17/02                  9.69%
           b)             05/15/02                  9.29%
           c)             04/15/02                  9.25%


                                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION, Servicer

                                 By:
                                      ------------------------------------------
                                 Name:   Patricia Garvey
                                 Title:  Vice President

                                MONTHLY STATEMENT

                  ---------------------------------------------
                             PROVIDIAN MASTER TRUST
                                  SERIES 1999-1
                  ---------------------------------------------

         Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on February 5, 2002, the "Agreement"), as supplemented by the Series 1999-1 Supplement dated as of June 1, 1999 (as amended and supplemented, the "Series Supplement"), between Card Acquisition Funding LLC as Transferor, Chase Manhattan Bank USA, National Association as Servicer, and The Bank of New York, as Trustee, Chase Manhattan Bank USA, Nationial Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders, Collateral Interest Holder and the Class D Interest Holder and the performance of the Providian Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 1999-1 Certificates with respect to the Distribution Date occurring on June 17, 2002, and with respect to the performance of the Trust during the month of May is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.

A)    Information Regarding the Current Monthly Distribution for the Series
      1999-1 Class A Certificates and Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

      (1)   The total amount distributed to Class A Certificateholders per
            $1,000 original certificate principal amount                                  $1.897500

      (2)   The amount set forth in A(1) above distributed to Class A
            Certificateholders with respect to interest per $1,000 original
            certificate principal amount                                                  $1.897500

      (3)   The amount set forth in A(1) above distributed to Class A
            Certificateholders with respect to principal per $1,000 original
            certificate principal amount                                                  $0.000000

      (4)   The total amount distributed to Class B Certificateholders per
            $1,000 original certificate principal amount                                  $5.666667

      (5)   The amount set forth in A (4) above distributed to Class B
            Certificateholder with respect to interest per $1,000 original
            certificate principal amount                                                  $5.666667

      (6)   The amount set forth in A (4) above distributed to Class B
            Cerfiticateholder with respect to principal per $1,000 original
            certificate principal amount                                                  $0.000000

B)    Information Regarding the Performance of the Trust

      (1)   Allocation of Receivables Collections to the Series 1999-1
            Certificates

            (a)   The aggregate amount of Finance Charge Receivables collected during the Monthly Period immediately preceding the
                  Distribution Date                                                 $106,396,128.57

            (b)   The aggregate amount of Interchange collected and allocated to the Trust for the Monthly Period immediately preceding the
                  Distribution Date                                                   $7,194,114.00

            (c)   The aggregate amount of Principal Receivables collected during
                  the Monthly Period immediately preceding the Distribution Date    $578,892,614.33

            (d)   The Floating Allocation Percentage with respect to the Series
                  1999-1 Certificates for the Monthly Period immediately
                  preceding the Distribution Date                                         9.160495%

                        --------------------------------
                         Series 1999-1 Monthly Statement
                         June 17, 2002 Distribution Date
                        --------------------------------

            (e)   The Principal Allocation Percentage with respect to the Series
                  1999-1 Certificates for the Monthly Period immediately
                  preceding the Distribution Date                                               9.160495%

            (f)   The Finance Charge Receivables and Interchange collected and allocated to the Series 1999-1 Certificates for the Monthly
                  Period immediately preceding the Distribution Dat                        $10,405,428.18

            (g)   The Principal Receivables collected and allocated to the
                  Series 1999-1 Certificates for the Monthly Period immediately
                  preceding the Distribution Date                                          $53,029,427.41

      (2)   Available Finance Charge Collections and Reallocated Principal
            Collections for Series 1999-1 for the Monthly Period immediately preceding the Distribution Date.

            (a)   The Finance Charge Receivables and Interchange collected and
                  allocated to the Series 1999-1 Certificates                              $10,405,428.18

            (b)   Collection Account and Special Funding Account investment
                  earnings allocated to the Series 1999-1 Certificates                              $0.00

            (c)   Principal Funding Account Investment Proceeds                                     $0.00

            (d)   Reserve Draw Amount                                                               $0.00

            (e)   Additional Finance Charges from other Series allocated to the
                  Series 1999-1 Certificates                                                        $0.00

            (f)   Payments, if any, on deposit as of the Determination Date
                  received from any Interest Rate Protection Agreements                             $0.00

            (g)   Reallocated Class D Principal Collections                                         $0.00

            (h)   Reallocated Collateral Principal Collections                                      $0.00

            (i)   Reallocated Class B Principal Collections                                         $0.00

            (j)   Total Available Finance Charge Collections and Reallocated
                  Principal Collections for Series 1999-1 (total of (a), (b),
                  (c), (d), (e), (f), (g), (h), and (i) above)                             $10,405,428.18

      (3)   Available Principal Collections for Series 1999-1 for the Monthly
            Period immediately preceding the Distribution Date

            (a)   The Principal Receivables collected and allocated to the
                  Series 1999-1 Certificates                                               $53,029,427.41

            (b)   Shared Principal Collections from other Series allocated to
                  the Series 1999-1 Certificates                                                    $0.00

            (c)   Additional amounts to be treated as Available Principal
                  Collections pursuant to the Series Supplement                             $5,178,647.74

                        --------------------------------
                         Series 1999-1 Monthly Statement
                         June 17, 2002 Distribution Date
                        --------------------------------

            (d)   Reallocated Class D Principal Collections                                         $0.00

            (e)   Reallocated Collateral Principal Collections                                      $0.00

            (f)   Reallocated Class B Principal Collections                                         $0.00

            (g)   Available Principal Collections for Series 1999-1 (total of
                  (a), (b) and (c) minus (d), (e) and (f) above)                           $58,208,075.15

      (4)   Delinquent Balances in the Trust

                  The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the Distribution Date.

            (a)     31-60 days                                                               $121,652,074
            (b)     61-90 days                                                                 86,255,237
            (c)     91 or more days                                                           171,323,222
                                                                                             ------------
            (d)     Total Delinquencies                                                      $379,230,533

      (5)   Defaulted Amount

            (a)   The aggregate amount of Defaulted Receivables with respect to the Trust for the Monthly Period immediately preceding the
                  Distribution Date                                                        $65,162,264.95

            (b)   The aggregate Amount of Recoveries of Defaulted Receivables processed during the Monthly Period immediately preceding the
                  Distribution Date                                                         $8,629,862.53

            (c)   The Defaulted Amount for the Monthly Period immediately
                  preceding the Distribution Date [Defaulted Receivables minus
                  Recoveries]                                                              $56,532,402.42

            (d)   The Defaulted Amount for the Monthly Period immediately
                  preceding the Distribution Date allocable to the Series 1999-1
                  Certificates (the "Series 1999-1 Defaulted Amount")                       $5,178,647.74

            (e)   The Class A Defaulted Amount [Series 1999-1 Defaulted Amount
                  multiplied by the Class A Percentage]                                     $4,039,345.23

            (f)   The Class B Defaulted Amount [Series 1999-1 Defaulted Amount
                  multiplied by the Class B Percentage]                                       $530,810.36

      (6)   Class A Charge-Offs

            (a)   The excess, if any, of the Class A Defaulted Amount over the sum of (i) Available Finance Charge Collections applied to such Class A Defaulted Amount, (ii) Reallocated Principal
                  Collections applied to such Class A Defaulted Amount, (iii)
                  the amount by which the Class D Invested Amount has been
                  reduced in respect of such Class A Defaulted Amount, (iv) the amount by which the Collateral Invested Amount has been
                  reduced in respect of such Class A Defaulted Amount and (v)
                  the amount by which the Class B Invested Amount has been
                  reduced in respect of such Class A Defaulted Amount (a "Class
                  A Charge-Off")                                                                    $0.00

                        --------------------------------
                         Series 1999-1 Monthly Statement
                         June 17, 2002 Distribution Date
                        --------------------------------

            (b)   The amount of the Class A Charge-Off set forth in item 6(a)
                  above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each
                  Class A Certificateholder's investment)                                           $0.00

            (c)   The total amount reimbursed on the Distribution Date in
                  respect of Class A Charge-Offs for prior Distribution Dates                       $0.00

            (d)   The amount set forth in item 6(c) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the amount of each Class A
                  Certificateholder's investment)                                               $0.000000

            (e)   The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested
                  Amount if any, as of the Distribution Date, after giving
                  effect to all deposits, withdrawals and distributions on such
                  Distribution Date                                                                 $0.00

      (7)   Class B Charge-Offs

            (a)   The excess, if any, of the Class B Defaulted Amount over the sum of (i) Available Finance Charge Collections applied to such Class B Defaulted Amount, (ii) Reallocated Class D
                  Principal Collections applied to such Class B Defaulted
                  Amount, (iii) Reallocated Collateral Principal Collections
                  applied to such Class B Defaulted Amount, (iv) the amount by which the Class D Invested Amount has been reduced in respect of such Class B Defaulted Amount and (v) the amount by which the Collateral Invested Amount has been reduced in respect of
                  such Class B Defaulted Amount                                                     $0.00

            (b)   The amount by which the Class B Invested Amount has been
                  reduced on the Distribution Date in respect of Reallocated
                  Class B Principal Collections                                                     $0.00

            (c)   The amount by which the Class B Invested Amount has been
                  reduced on the Distribution Date in respect of item 6(a)
                  (together with item 7(a), "Class B Charge-Offs")                                  $0.00

            (d)   The total amount by which the Class B Invested Amount has been reduced on the Distribution Date as set forth in items 7(a),
                  (b) and (c)                                                                       $0.00

            (e)   The amount set forth in item 7(d) above per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Class B
                  Certificateholder's investment)                                               $0.000000

            (f)   The total amount reimbursed on the Distribution Date in
                  respect of reductions in the Class B Invested Amount on prior
                  Distribution Dates                                                                $0.00

            (g)   The amount set forth in item 7(f) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the amount of each Class B
                  Certificateholder's investment)                                               $0.000000

                        --------------------------------
                         Series 1999-1 Monthly Statement
                         June 17, 2002 Distribution Date
                        --------------------------------

            (h)   The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested
                  Amount if any, as of the Distribution Date, after giving
                  effect to all deposits, withdrawals and distributions on such
                  Distribution Date                                                                 $0.00

      (8)   Reductions in the Collateral Interest

            (a)   The excess, if any, of the Collateral Defaulted Amount over the sum of (i) Available Finance Charge Collections applied to such Collateral Defaulted Amount, (ii) Reallocated Class D
                  Principal Collections applied to such Collateral Defaulted
                  Amount and (iii) the Amount by which the Class D Invested
                  Amount has been reduced in respect of such Collateral
                  Defaulted Amount                                                                  $0.00

            (b)   The amount by which the Collateral Invested Amount has been reduced the Distribution Date in respect of Reallocated
                  Collateral Principal Collections                                                  $0.00

            (c)   The amount by which the Collateral Invested Amount has been reduced on the Distribution Date in respect of items 6(a) and
                  7(a) above                                                                        $0.00

            (d)   The total amount by which the Collateral Invested Amount has been reduced on the Distribution Date as set forth in items
                  8(a), (b) and (c)                                                                 $0.00

            (e)   The total amount reimbursed on the Distribution Date in
                  respect of reductions in the Collateral Invested Amount on
                  prior Distribution Dates                                                          $0.00

            (f)   The amount, if any, by which the outstanding principal balance of the Collateral Interest exceeds the Collateral Invested
                  Amount, if any, as of the Distribution Date, after giving
                  effect to all deposits, withdrawals and distributions on the
                  Distribution Date                                                                 $0.00

      (9)   Reductions in the Class D Interest

            (a)   The excess, if any, of the Class D Defaulted Amount over
                  Available Finance Charge Collections applied to such Class D
                  Defaulted Amount                                                                  $0.00

            (b)   The amount by which the Class D Invested Amount has been
                  reduced on the Distribution Date in respect of Reallocated
                  Principal Collections                                                             $0.00

            (c)   The amount by which the Class D Invested Amount has been
                  reduced on the Distribution Date in respect of items 6(a),
                  7(a) and 8(a) above                                                               $0.00

            (d)   The total amount by which the Class D Invested Amount has been reduced on the Distribution Date as set forth in items 9(a),
                  (b) and (c)                                                                       $0.00

            (e)   The total amount reimbursed on the Distribution Date in
                  respect of reductions in the Class D Invested Amount on prior
                  Distribution Dates                                                                $0.00

                        --------------------------------
                         Series 1999-1 Monthly Statement
                         June 17, 2002 Distribution Date
                        --------------------------------

            (f)   The amount, if any, by which the outstanding principal balance of the Class D Interest exceeds the Class D Invested Amount, if any, as of the Distribution Date, after giving effect to all deposits, withdrawals and distributions on the
                  Distribution Date                                                                 $0.00

      (10)  Investor Monthly Servicing Fee

            (a)   The amount of the Series 1999-1 Monthly Servicing Fee payable
                  to the Servicer on the Distribution Date                                    $934,829.06

      (11)  Class A Monthly Interest

            (a)   Class A Monthly Interest payable on the Distribution Date                   $948,750.00

      (12)  Class B Monthly Interest

            (a)   Class B Monthly Interest payable on the Distribution Date                   $372,328.33

      (13)  Principal Funding Account Amount

            (a)   The amount on deposit in the Principal Funding Account on the
                  Distribution Date, after giving effect to all deposits,
                  withdrawals and distributions on such Distribution Date                           $0.00

            (b) Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution Date occurring in October 2003 (The initial funding date for the Principal
                  Funding Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.)

      (14)  Deficit Controlled Accumulation Amount

            The Deficit Controlled Accumulation Amount for the Distribution
            Date, after giving effect to all deposits, withdrawals and
            distributions on such Distribution Date                                                 $0.00

      (15)  Reserve Account

            (a)   The amount on deposit in the Reserve Account on the
                  Distribution Date, after giving effect to all deposits,
                  withdrawals and distributions on such Distribution Date and
                  the related Transfer Date                                                         $0.00

            (b)   The Required Reserve Account Amount                                               $0.00

C)    Class A Invested Amount

      (1)   The Class A Initial Invested Amount                                           $500,000,000.00

      (2)   The Class A Invested Amount on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such
            Distribution Date                                                             $500,000,000.00

      (3)   The Pool Factor for the Distribution Date (which represents the ratio of the Class A Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class A Invested Amount on such Distribution Date, to the Class A Initial Invested Amount).
            The amount of a Class A Certificateholder's pro rata share of the
            Class A Invested Amount can be determined by multiplying the original denomination of the Class A Certificateholder's Certificate
            by the Pool Factor                                                                    1.00000

                        --------------------------------
                         Series 1999-1 Monthly Statement
                         June 17, 2002 Distribution Date
                        --------------------------------

D)    Class B Invested Amount

      (1)   The Class B Initial Invested Amount                                            $65,705,000.00

      (2)   The Class B Invested Amount on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such
            Distribution Date                                                              $65,705,000.00

      (3)   The Pool Factor for the Distribution Date (which represents the ratio of the Class B Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class B Invested Amount on such Distribution Date, to the Class B Initial Invested Amount).
            The amount of a Class B Certificateholder's pro rata share of the
            Class B Invested Amount can be determined by multiplying the original denomination of the Class B Certificateholder's Certificate
            by the Pool Factor                                                                   1.000000

E)    Collateral Invested Amount

      (1)   The Collateral Initial Invested Amount                                         $52,884,000.00

      (2)   The Collateral Invested Amount on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such
            Date                                                                           $52,884,000.00

      (3)   The Collateral Invested Amount as a percentage of the sum of the
            Invested Amount on such Distribution Date                                               8.25%

F)    Class D Invested Amount

      (1)   The Class D Initial Invested Amount                                            $22,436,642.00

      (2)   The Class D Invested Amount on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such
            Distribution Date                                                              $22,436,642.00

      (3)   The Class D Invested Amount as a percentage of the sum of the
            Invested Amount on such Distribution Date                                               3.50%

G)    Receivables Balances

      (1)   The aggregate amount of Principal Receivables in the Trust at the close of business on the last day of the immediately preceding
            Monthly Period                                                                 $6,935,498,794

      (2)   The aggregate amount of Finance Charge Receivables in the Trust at the close of business on the last day of the immediately preceding
            Monthly Period                                                                   $143,778,078

H)    Annualized Percentages

      (1)   The Gross Yield (Available Finance Charge Collections for the Series
            1999-1 Certificates for the preceding Monthly Period (excluding payments received from Interest Rate Protection Agreements) divided by the Invested Amount of the Series 1999-1 Certificates as of the
            last day of the next preceding Monthly Period, multiplied by 12)                       19.48%

      (2)   The Net Loss Rate (the Series 1999-1 Defaulted Amount for the
            preceding Monthly Period divided by the Invested Amount of the
            Series 1999-1 Certificates as of the last day of the next preceding
            Monthly Period, multiplied by 12)                                                       9.69%

                        --------------------------------
                         Series 1999-1 Monthly Statement
                         June 17, 2002 Distribution Date
                        --------------------------------

      (3)   The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the
            Series 1999-1 Certificates for the preceding Monthly Period)                            9.79%

      (4)   The Base Rate (Monthly Interest plus Monthly Servicing Fee (based on an assumed Servicing Fee Rate of 2% per annum) for the preceding
            Monthly Period with respect to the related Distribution Date, divided by the Invested Amount of the Series 1999-1 Certificates as
            of the last day of the next preceding Monthly Period, multiplied by
            12)                                                                                     5.08%

      (5)   The Net Spread (the Portfolio Yield minus the Base Rate for the
            Series 1999-1 Certificates for the preceding Monthly Period)                            4.71%

      (6)   The Monthly Payment Rate (Collections of Principal Receivables and
            Finance Charge Receivables with respect to all Receivables in the
            Trust for the preceding Monthly Period divided by the amount of
            Receivables in the Trust as of the last day of the next preceding
            Monthly Period)                                                                         9.69%

I)    Series 1999-1 Information for the Last Three Distribution Dates

      1)    Gross Yield

                  a)         06/17/02                            19.48%
                  b)         05/15/02                            20.19%
                  c)         04/15/02                            26.12%

      2)    Net Loss Rate

                  a)         06/17/02                             9.69%
                  b)         05/15/02                             9.52%
                  c)         04/15/02                             9.35%

      3)    Net Spread (Portfolio Yield Minus Base Rate)

                  a)         06/17/02                             4.71%
                  b)         05/15/02                             5.74%
                  c)         04/15/02                            11.75%

                  Three Month Average                             7.40%

      4)    Monthly Payment Rate

                  a)         06/17/02                             9.69%
                  b)         05/15/02                             9.29%
                  c)         04/15/02                             9.25%



                                  CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION Servicer


                                  By:
                                       -----------------------------------------
                                  Name:  Patricia Garvey
                                  Title: Vice President

                                MONTHLY STATEMENT

                  ---------------------------------------------
                             PROVIDIAN MASTER TRUST
                                  SERIES 1999-2
                  ---------------------------------------------

         Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1999-2 Supplement dated as of October 1, 1999 (as amended and supplemented, the "Series Supplement"), between Card Acquisition Funding LLC, Transferor, Chase Manhattan Bank USA, National Association, Servicer, and The Bank of New York, Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders, Collateral Interest Holder and the Class D Interest Holder and the performance of the Providian Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 1999-2 Certificates with respect to the Distribution Date occurring June 17, 2002 and with respect to the performance of the Trust during the month of May is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.

A)    Information Regarding the Current Monthly Distribution for the Series
      1999-2 Class A Certificates and Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

      (1)   The total amount distributed to Class A Certificateholders per
            $1,000 original certificate principal amount                                        $5.500000

      (2)   The amount set forth in A(1) above distributed to Class A
            Certificateholders with respect to interest per $1,000 original
            certificate principal amount                                                        $5.500000

      (3)   The amount set forth in A(1) above distributed to Class A
            Certificateholders with respect to principal per $1,000 original
            certificate principal amount                                                        $0.000000

      (4)   The total amount distributed to Class B Certificateholders per
            $1,000 original certificate principal amount                                        $2.236667

      (5)   The amount set forth in A(4) above distributed to Class B
            Certificateholders with respect to interest per $1,000 original
            certificate principal amount                                                        $2.236667

      (6)   The amount set forth in A(4) above distributed to Class B
            Certificateholders with respect to principal per $1,000 original
            certificate principal amount                                                        $0.000000

B)    Information Regarding the Performance of the Trust

      (1)   Allocation of Receivables Collections to the Series 1999-2
            Certificates

            (a)   The aggregate amount of Finance Charge Receivables collected during the Monthly Period immediately preceding the
                  Distribution Date                                                       $106,396,128.57

            (b)   The aggregate amount of Interchange collected and allocated to the Trust for the Monthly Period immediately preceding the
                  Distribution Date                                                         $7,194,114.00

            (c)   The aggregate amount of Principal Receivables collected during
                  the Monthly Period immediately preceding the Distribution Date          $578,892,614.33

            (d)   The Floating Allocation Percentage with respect to the Series
                  1999-2 Certificates for the Monthly Period immediately
                  preceding the Distribution Date                                               8.931482%

                        ---------------------------------
                         Series 1999-2 Monthly Statement
                         June 17, 2002 Distribution Date
                        ---------------------------------

            (e)   The Principal Allocation Percentage with respect to the Series
                  1999-2 Certificates for the Monthly Period immediately
                  preceding the Distribution Date                                               8.931482%

            (f)   The Finance Charge Receivables and Interchange collected and allocated to the Series 1999-2 Certificates for the Monthly
                  Period immediately preceding the Distribution Date                       $10,145,292.46

            (g)   The Principal Receivables collected and allocated to the
                  Series 1999-2 Certificates for the Monthly Period immediately
                  preceding the Distribution Date                                          $51,703,691.64

      (2)   Available Finance Charge Collections and Reallocated Principal
            Collections for Series 1999-2 for the Monthly Period immediately preceding the Distribution Date.

            (a)   The Finance Charge Receivables and Interchange collected and
                  allocated to the Series 1999-2 Certificates                              $10,145,292.46

            (b)   Collection Account and Special Funding Account investment
                  earnings allocated to the Series 1999-2 Certificates                              $0.00

            (c)   Principal Funding Account Investment Proceeds                                     $0.00

            (d)   Class A Reserve Draw Amount                                                       $0.00

            (e)   Class B Reserve Draw Amount                                                       $0.00

            (f)   Additional Finance Charges from other Series allocated to the
                  Series 1999-2 Certificates                                                        $0.00

            (g)   Payments, if any, on deposit as of the Determination Date
                  received from any Interest Rate Protection Agreements                             $0.00

            (h)   Reallocated Class D Principal Collections                                         $0.00

            (i)   Reallocated Collateral Principal Collections                                      $0.00

            (j)   Reallocated Class B Principal Collections                                         $0.00

            (k)   Total Available Finance Charge Collections and Reallocated
                  Principal Collections for Series 1999-2 (total of (a), (b),
                  (c), (d), (e), (f), (g), (h), (i) and (j) above)                         $10,145,292.46

      (3)   Available Principal Collections for Series 1999-2 for the Monthly
            Period immediately preceding the Distribution Date

            (a)   The Principal Receivables collected and allocated to the
                  Series 1999-2 Certificates                                               $51,703,691.64

            (b)   Shared Principal Collections from other Series allocated to
                  the Series 1999-2 Certificates                                                    $0.00

                        ---------------------------------
                         Series 1999-2 Monthly Statement
                         June 17, 2002 Distribution Date
                        ---------------------------------

            (c)   Additional amounts to be treated as Available Principal
                  Collections pursuant to the Series Supplement                             $5,049,181.54

            (d)   Reallocated Class D Principal Collections                                         $0.00

            (e)   Reallocated Collateral Principal Collections                                      $0.00

            (f)   Reallocated Class B Principal Collections                                         $0.00

            (g)   Available Principal Collections for Series 1999-2 (total of
                  (a), (b) and (c) minus (d), (e) and (f) above)                           $56,752,873.18

      (4)   Delinquent Balances in the Trust

            The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the Distribution Date.

            (a)      31-60 days                                                              $121,652,074
            (b)      61-90 days                                                                86,255,237
            (c)      91 or more days                                                          171,323,222
                                                                                             ------------
            (d)      Total Delinquencies                                                     $379,230,533

      (5)   Defaulted Amount

            (a)   The aggregate amount of Defaulted Receivables with respect to the Trust for the Monthly Period immediately preceding the
                  Distribution Date                                                        $65,162,264.95

            (b)   The aggregate Amount of Recoveries of Defaulted Receivables processed during the Monthly Period immediately preceding the
                  Distribution Date                                                         $8,629,862.53

            (c)   The Defaulted Amount for the Monthly Period immediately
                  preceding the Distribution Date [Defaulted Receivables minus
                  Recoveries]                                                              $56,532,402.42

            (d)   The Defaulted Amount for the Monthly Period immediately
                  preceding the Distribution Date allocable to the Series 1999-2
                  Certificates (the "Series 1999-2 Defaulted Amount")                       $5,049,181.54

            (e)   The Class A Defaulted Amount [Series 1999-2 Defaulted Amount
                  multiplied by the Class A Percentage]                                     $4,039,345.23

            (f)   The Class B Defaulted Amount [Series 1999-2 Defaulted Amount
                  multiplied by the Class B Percentage]                                       $454,426.34

                        ---------------------------------
                         Series 1999-2 Monthly Statement
                         June 17, 2002 Distribution Date
                        ---------------------------------

      (6)   Class A Charge-Offs

            (a)   The excess, if any, of the Class A Defaulted Amount over the sum of (i) Available Finance Charge Collections applied to such Class A Defaulted Amount, (ii) Reallocated Principal
                  Collections applied to such Class A Defaulted Amount, (iii)
                  the amount by which the Class D Invested Amount has been
                  reduced in respect of such Class A Defaulted Amount, (iv) the amount by which the Collateral Invested Amount has been
                  reduced in respect of such Class A Defaulted Amount and (v)
                  the amount by which the Class B Invested Amount has been
                  reduced in respect of such Class A Defaulted Amount (a "Class
                  A Charge-Off")                                                                    $0.00

            (b)   The amount of the Class A Charge-Off set forth in item 6(a)
                  above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each
                  Class A Certificateholder's investment)                                           $0.00

            (c)   The total amount reimbursed on the Distribution Date in
                  respect of Class A Charge-Offs for prior Distribution Dates                       $0.00

            (d)   The amount set forth in item 6(c) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the amount of each Class A
                  Certificateholder's investment)                                                   $0.00

            (e)   The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested
                  Amount if any, as of the Distribution Date, after giving
                  effect to all deposits, withdrawals and distributions on such
                  Distribution Date                                                                 $0.00

      (7)   Class B Charge-Offs

            (a)   The excess, if any, of the Class B Defaulted Amount over the sum of (i) Available Finance Charge Collections applied to such Class B Defaulted Amount, (ii) Reallocated Class D
                  Principal Collections applied to such Class B Defaulted
                  Amount, (iii) Reallocated Collateral Principal Collections
                  applied to such Class B Defaulted Amount, (iv) the amount by which the Class D Invested Amount has been reduced in respect of such Class B Defaulted Amount and (v) the amount by which the Collateral Invested Amount has been reduced in respect of
                  such Class B Defaulted Amount                                                     $0.00

            (b)   The amount by which the Class B Invested Amount has been
                  reduced on the Distribution Date in respect of Reallocated
                  Class B Principal Collections                                                     $0.00

            (c)   The amount by which the Class B Invested Amount has been
                  reduced on the Distribution Date in respect of item 6(a)
                  (together with item 7(a), "Class B Charge-Offs")                                  $0.00

            (d)   The total amount by which the Class B Invested Amount has been reduced on the Distribution Date as set forth in items 7(a),
                  (b) and (c)                                                                       $0.00

            (e)   The amount set forth in item 7(d) above per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Class B
                  Certificateholder's investment)                                                   $0.00

                        ---------------------------------
                         Series 1999-2 Monthly Statement
                         June 17, 2002 Distribution Date
                        ---------------------------------

            (f)   The total amount reimbursed on the Distribution Date in
                  respect of reductions in the Class B Invested Amount on prior
                  Distribution Dates                                                                $0.00

            (g)   The amount set forth in item 7(f) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the amount of each Class B
                  Certificateholder's investment)                                                   $0.00

            (h)   The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested
                  Amount if any, as of the Distribution Date, after giving
                  effect to all deposits, withdrawals and distributions on such
                  Distribution Date                                                                 $0.00

      (8)   Reductions in the Collateral Interest

            (a)   The excess, if any, of the Collateral Defaulted Amount over the sum of (i) Available Finance Charge Collections applied to such Collateral Defaulted Amount, (ii) Reallocated Class D
                  Principal Collections applied to such Collateral Defaulted
                  Amount and (iii) the amount by which the Class D Invested
                  Amount has been reduced in respect of such Collateral
                  Defaulted Amount                                                                  $0.00

            (b)   The amount by which the Collateral Invested Amount has been reduced on the Distribution Date in respect of Reallocated
                  Collateral Principal Collections                                                  $0.00

            (c)   The amount by which the Collateral Invested Amount has been reduced on the Distribution Date in respect of items 6(a) and
                  7(a) above                                                                        $0.00

            (d)   The total amount by which the Collateral Invested Amount has been reduced on the Distribution Date as set forth in items
                  8(a), (b) and (c)                                                                 $0.00

            (e)   The total amount reimbursed on the Distribution Date in
                  respect of reductions in the Collateral Invested Amount on
                  prior Distribution Dates                                                          $0.00

            (f)   The amount, if any, by which the outstanding principal balance of the Collateral Interest exceeds the Collateral Invested
                  Amount, if any, as of the Distribution Date, after giving
                  effect to all deposits, withdrawals and distributions on the
                  Distribution Date                                                                 $0.00

      (9)   Reductions in the Class D Interest

            (a)   The excess, if any, of the Class D Defaulted Amount over
                  Available Finance Charge Collections applied to such Class D
                  Defaulted Amount                                                                  $0.00

            (b)   The amount by which the Class D Invested Amount has been
                  reduced on the Distribution Date in respect of Reallocated
                  Principal Collections                                                             $0.00

            (c)   The amount by which the Class D Invested Amount has been
                  reduced on the Distribution Date in respect of items 6(a),
                  7(a) and 8(a) above                                                               $0.00

                        ---------------------------------
                         Series 1999-2 Monthly Statement
                         June 17, 2002 Distribution Date
                        ---------------------------------

            (d)   The total amount by which the Class D Invested Amount has been reduced on the Distribution Date as set forth in items 9(a),
                  (b) and (c)                                                                       $0.00

            (e)   The total amount reimbursed on the Distribution Date in
                  respect of reductions in the Class D Invested Amount on prior
                  Distribution Dates                                                                $0.00

            (f)   The amount, if any, by which the outstanding principal balance of the Class D Interest exceeds the Class D Invested Amount, if any, as of the Distribution Date, after giving effect to all deposits, withdrawals and distributions on the
                  Distribution Date                                                                 $0.00

      (10)  Investor Monthly Servicing Fee

            (a)   The amount of the Series 1999-2 Monthly Servicing Fee payable
                  to the Servicer on the Distribution Date                                    $911,458.33

      (11)  Class A Monthly Interest

            (a)   Class A Monthly Interest payable on the Distribution Date                 $2,750,000.00

      (12)  Class B Monthly Interest

            (a)   Class B Monthly Interest payable on the Distribution Date                   $125,812.50

      (13)  Principal Funding Account Amount

            (a)   The amount on deposit in the Principal Funding Account on the
                  Distribution Date, after giving effect to all deposits,
                  withdrawals and distributions on such Distribution Date                           $0.00

            (b) Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution Date occurring in August 2002. (The initial funding date for the Principal
                  Funding Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.)

      (14)  Deficit Controlled Accumulation Amount

            The Deficit Controlled Accumulation Amount for the Distribution
            Date, after giving effect to all deposits, withdrawals and
            distributions on such Distribution Date                                                 $0.00

      (15)  Class A Reserve Account

            (a)   The amount on deposit in the Class A Reserve Account on the
                  Distribution Date, after giving effect to all deposits,
                  withdrawals and distributions on such Distribution Date and
                  the related Transfer Date                                                 $2,500,000.00

            (b)   The Class A Required Reserve Account Amount                               $2,500,000.00

                        ---------------------------------
                         Series 1999-2 Monthly Statement
                         June 17, 2002 Distribution Date
                        ---------------------------------

      (16)  Class B Reserve Account

            (a)   The amount on deposit in the Class B Reserve Account on the
                  Distribution Date, after giving effect to all deposits,
                  withdrawals and distributions on such Distribution Date and
                  the related Transfer Date                                                   $140,625.00

            (b)   The Class B Required Reserve Account Amount                                 $140,625.00

C)    Class A Invested Amount

      (1)   The Class A Initial Invested Amount                                           $500,000,000.00

      (2)   The Class A Invested Amount on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such
            Distribution Date                                                             $500,000,000.00

      (3)   The Pool Factor for the Distribution Date (which represents the ratio of the Class A Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class A Invested Amount on such Distribution Date, to the Class A Initial Invested Amount).
            The amount of a Class A Certificateholder's pro rata share of the
            Class A Invested Amount can be determined by multiplying the original denomination of the Class A Certificateholder's Certificate
            by the Pool Factor                                                                   1.000000

D)    Class B Invested Amount

      (1)   The Class B Initial Invested Amount                                            $56,250,000.00

      (2)   The Class B Invested Amount on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such
            Distribution Date                                                              $56,250,000.00

      (3)   The Pool Factor for the Distribution Date (which represents the ratio of the Class B Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class B Invested Amount on such Distribution Date, to the Class B Initial Invested Amount).
            The amount of a Class B Certificateholder's pro rata share of the
            Class B Invested Amount can be determined by multiplying the original denomination of the Class B Certificateholder's Certificate
            by the Pool Factor                                                                   1.000000

E)    Collateral Invested Amount

      (1)   The Collateral Initial Invested Amount                                         $50,000,000.00

      (2)   The Collateral Invested Amount on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such
            Distribution Date                                                              $50,000,000.00

      (3)   The Collateral Invested Amount as a percentage of the Invested
            Amount on such Distribution Date                                                        8.00%

                        ---------------------------------
                         Series 1999-2 Monthly Statement
                         June 17, 2002 Distribution Date
                        ---------------------------------

F)    Class D Invested Amount

      (1)   The Class D Initial Invested Amount                                            $18,750,000.00

      (2)   The Class D Invested Amount on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such
            Distribution Date                                                              $18,750,000.00

      (3)   The Class D Invested Amount as a percentage of the Invested Amount
            on such Distribution Date                                                               3.00%

G)    Receivables Balances

      (1)   The aggregate amount of Principal Receivables in the Trust at the close of business on the last day of the immediately preceding
            Monthly Period                                                                 $6,935,498,794

      (2)   The aggregate amount of Finance Charge Receivables in the Trust at the close of business on the last day of the immediately preceding
            Monthly Period                                                                   $143,778,078

H)    Annualized Percentages

      (1)   The Gross Yield (Available Finance Charge Collections for the Series
            1999-2 Certificates for the preceding Monthly Period (excluding payments received from Interest Rate Protection Agreements) divided by the Invested Amount of the Series 1999-2 Certificates as of the
            last day of the next preceding Monthly Period, multiplied by 12)                       19.48%

      (2)   The Net Loss Rate (the Series 1999-2 Defaulted Amount for the
            preceding Monthly Period divided by the Invested Amount of the
            Series 1999-2 Certificates as of the last day of the next preceding
            Monthly Period, multiplied by 12)                                                       9.69%

      (3)   The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the
            Series 1999-2 Certificates for the preceding Monthly Period)                            9.79%

      (4)   The Base Rate (Monthly Interest plus Monthly Servicing Fee (based on an assumed Servicing Fee Rate of 2% per annum) for the preceding
            Monthly Period with respect to the related Distribution Date, divided by the Invested Amount of the Series 1999-2 Certificates as
            of the last day of the next preceding Monthly Period, multiplied by
            12)                                                                                     7.79%

      (5)   The Net Spread (the Portfolio Yield minus the Base Rate for the
            Series 1999-2 Certificates for the preceding Monthly Period)                            2.00%

      (6)   The Monthly Payment Rate (Collections of Principal Receivables and
            Finance Charge Receivables with respect to all Receivables in the
            Trust for the preceding Monthly Period divided by the amount of
            Receivables in the Trust as of the last day of the next preceding
            Monthly Period)                                                                         9.69%

                        ---------------------------------
                         Series 1999-2 Monthly Statement
                         June 17, 2002 Distribution Date
                        ---------------------------------

I)    Series 1999-2 Information for the Last Three Distribution Dates

      1)    Gross Yield

                  a)             06/17/02                                             19.48%
                  b)             05/15/02                                             18.47%
                  c)             04/15/02                                             21.95%

      2)    Net Loss Rate

                  a)             06/17/02                                              9.69%
                  b)             05/15/02                                              9.52%
                  c)             04/15/02                                              9.35%

      3)    Net Spread (Portfolio Yield Minus Base Rate)

                  a)             06/17/02                                              2.00%
                  b)             05/15/02                                              1.20%
                  c)             04/15/02                                              4.83%

            Three Month Average                                                        2.68%

      4)    Monthly Payment Rate

                  a)             06/17/02                                              9.69%
                  b)             05/15/02                                              9.29%
                  c)             04/15/02                                              9.25%



                                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION, Servicer


                                 By:
                                     -------------------------------------------
                                 Name:  Patricia Garvey
                                 Title: Vice President

                                MONTHLY STATEMENT

                  ---------------------------------------------
                             PROVIDIAN MASTER TRUST
                                  SERIES 2000-1
                  ---------------------------------------------

           Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and supplemented, the "Agreement"), as supplemented by the Series 2000-1 Supplement dated as of February 1, 2000 (as amended and restated on February 5, 2002, the "Series Supplement"), between Card Acquisition Funding LLC, Transferor, Chase Manhattan Bank USA, National Association as Servicer, and The Bank of New York, as Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders, Collateral Interest Holder and the Class D Interest Holder and the performance of the Providian Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 2000-1 Certificates with respect to the Distribution Date occurring on June 17, 2002,and with respect to the performance of the Trust during the month of May is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.

A)    Information Regarding the Current Monthly Distribution for the Series
      2000-1 Class A Certificates and Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

      (1)   The total amount distributed to Class A Certificateholders per
            $1,000 original certificate principal amount                                        $6.241667

      (2)   The amount set forth in A(1) above distributed to Class A
            Certificateholders with respect to interest per $1,000 original
            certificate principal amount                                                        $6.241667

      (3)   The amount set forth in A(1) above distributed to Class A
            Certificateholders with respect to principal per $1,000 original
            certificate principal amount                                                        $0.000000

      (4)   The total amount distributed to Class B Certificateholders per
            $1,000 original certificate principal amount                                        $2.126667

      (5)   The amount set forth in A(4) above distributed to Class B
            Certificateholders with respect to interest per $1,000 original
            certificate principal amount                                                        $2.126667

      (6)   The amount set forth in A(4) above distributed to Class B
            Certificateholders with respect to principal per $1,000 original
            certificate principal amount                                                        $0.000000

B)    Information Regarding the Performance of the Trust

      (1)   Allocation of Receivables Collections to the Series 2000-1
            Certificates

            (a)   The aggregate amount of Finance Charge Receivables collected during the Monthly Period immediately preceding the
                  Distribution Date                                                       $106,396,128.57

            (b)   The aggregate amount of Interchange collected and allocated to the Trust for the Monthly Period immediately preceding the
                  Distribution Date                                                         $7,194,114.00

            (c)   The aggregate amount of Principal Receivables collected during
                  the Monthly Period immediately preceding the Distribution Date          $578,892,614.33

            (d)   The Floating Allocation Percentage with respect to the Series
                  2000-1 Certificates for the Monthly Period immediately
                  preceding the Distribution Date                                               7.502445%

                        ---------------------------------
                         Series 2000-1 Monthly Statement
                         June 17, 2002 Distribution Date
                        ---------------------------------

            (e)   The Principal Allocation Percentage with respect to the Series
                  2000-1 Certificates for the Monthly Period immediately
                  preceding the Distribution Date                                               7.502445%

            (f)   The Finance Charge Receivables and Interchange collected and allocated to the Series 2000-1 Certificates for the Monthly
                  Period immediately preceding the Distribution Date                        $8,522,045.67

            (g)   The Principal Receivables collected and allocated to the
                  Series 2000-1 Certificates for the Monthly Period immediately
                  preceding the Distribution Date                                          $43,431,100.98

      (2)   Available Finance Charge Collections and Reallocated Principal
            Collections for Series 2000-1 for the Monthly Period immediately preceding the Distribution Date.

            (a)   The Finance Charge Receivables and Interchange collected and
                  allocated to the Series 2000-1 Certificates                               $8,522,045.67

            (b)   Collection Account and Special Funding Account investment
                  earnings allocated to the Series 2000-1 Certificates                              $0.00

            (c)   Principal Funding Account Investment Proceeds                                     $0.00

            (d)   Class A Reserve Draw Amount                                                       $0.00

            (e)   Class B Reserve Draw Amount                                                       $0.00

            (f)   Additional Finance Charges from other Series allocated to the
                  Series 2000-1 Certificates                                                        $0.00

            (g)   Payments, if any, on deposit as of the Determination Date
                  received from any Interest Rate Protection Agreements                             $0.00

            (h)   Reallocated Class D Principal Collections                                         $0.00

            (i)   Reallocated Collateral Principal Collections                                      $0.00

            (j)   Reallocated Class B Principal Collections                                         $0.00

            (k)   Total Available Finance Charge Collections and Reallocated
                  Principal Collections for Series 2000-1 (total of (a), (b),
                  (c), (d), (e), (f), (g), (h), (i) and (j) above)                          $8,522,045.67

      (3)   Available Principal Collections for Series 2000-1 for the Monthly
            Period immediately preceding the Distribution Date

            (a)   The Principal Receivables collected and allocated to the
                  Series 2000-1 Certificates                                               $43,431,100.98

            (b)   Shared Principal Collections from other Series allocated to
                  the Series 2000-1 Certificates                                                    $0.00

            (c)   Additional amounts to be treated as Available Principal
                  Collections pursuant to the Series Supplement                             $4,241,312.49

            (d)   Reallocated Class D Principal Collections                                         $0.00

                        ---------------------------------
                         Series 2000-1 Monthly Statement
                         June 17, 2002 Distribution Date
                        ---------------------------------

            (e)   Reallocated Collateral Principal Collections                                      $0.00

            (f)   Reallocated Class B Principal Collections                                         $0.00

            (g)   Available Principal Collections for Series 2000-1 (total of
                  (a), (b) and (c) minus (d), (e) and (f) above)                           $47,672,413.47

      (4)   Delinquent Balances in the Trust

            The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the Distribution Date.

            (a)    31-60 days                                                                $121,652,074
            (b)    61-90 days                                                                  86,255,237
            (c)    91 or more days                                                            171,323,222
                                                                                             ------------
            (d)    Total Delinquencies                                                       $379,230,533

      (5)   Defaulted Amount

            (a)   The aggregate amount of Defaulted Receivables with respect to the Trust for the Monthly Period immediately preceding the
                  Distribution Date                                                        $65,162,264.95

            (b)   The aggregate Amount of Recoveries of Defaulted Receivables processed during the Monthly Period immediately preceding the
                  Distribution Date                                                         $8,629,862.53

            (c)   The Defaulted Amount for the Monthly Period immediately
                  preceding the Distribution Date [Defaulted Receivables minus
                  Recoveries]                                                              $56,532,402.42

            (d)   The Defaulted Amount for the Monthly Period immediately
                  preceding the Distribution Date allocable to the Series 2000-1
                  Certificates (the "Series 2000-1 Defaulted Amount")                       $4,241,312.49

            (e)   The Class A Defaulted Amount [Series 2000-1 Defaulted Amount
                  multiplied by the Class A Percentage]                                     $3,393,050.00

            (f)   The Class B Defaulted Amount [Series 2000-1 Defaulted Amount
                  multiplied by the Class B Percentage]                                       $381,718.12

      (6)   Class A Charge-Offs

            (a)   The excess, if any, of the Class A Defaulted Amount over the sum of (i) Available Finance Charge Collections applied to such Class A Defaulted Amount, (ii) Reallocated Principal
                  Collections applied to such Class A Defaulted Amount, (iii)
                  the amount by which the Class D Invested Amount has been
                  reduced in respect of such Class A Defaulted Amount, (iv) the amount by which the Collateral Invested Amount has been
                  reduced in respect of such Class A Defaulted Amount and (v)
                  the amount by which the Class B Invested Amount has been
                  reduced in respect of such Class A Defaulted Amount (a "Class
                  A Charge-Off")                                                                    $0.00

                        ---------------------------------
                         Series 2000-1 Monthly Statement
                         June 17, 2002 Distribution Date
                        ---------------------------------

            (b)   The amount of the Class A Charge-Off set forth in item 6(a)
                  above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each
                  Class A Certificateholder's investment)                                       $0.000000

            (c)   The total amount reimbursed on the Distribution Date in
                  respect of Class A Charge-Offs for prior Distribution Dates                       $0.00

            (d)   The amount set forth in item 6(c) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the amount of each Class A
                  Certificateholder's investment)                                              $0.0000000

            (e)   The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested
                  Amount if any, as of the Distribution Date, after giving
                  effect to all deposits, withdrawals and distributions on such
                  Distribution Date                                                                 $0.00

      (7)   Class B Charge-Offs

            (a)   The excess, if any, of the Class B Defaulted Amount over the sum of (i) Available Finance Charge Collections applied to such Class B Defaulted Amount, (ii) Reallocated Class D
                  Principal Collections applied to such Class B Defaulted
                  Amount, (iii) Reallocated Collateral Principal Collections
                  applied to such Class B Defaulted Amount, (iv) the amount by which the Class D Invested Amount has been reduced in respect of such Class B Defaulted Amount and (v) the amount by which the Collateral Invested Amount has been reduced in respect of
                  such Class B Defaulted Amount                                                     $0.00

            (b)   The amount by which the Class B Invested Amount has been
                  reduced on the Distribution Date in respect of Reallocated
                  Class B Principal Collections                                                     $0.00

            (c)   The amount by which the Class B Invested Amount has been
                  reduced on the Distribution Date in respect of item 6(a)
                  (together with item 7(a), "Class B Charge-Offs")                                  $0.00

            (d)   The total amount by which the Class B Invested Amount has been reduced on the Distribution Date as set forth in items 7(a),
                  (b) and (c)                                                                       $0.00

            (e)   The amount set forth in item 7(d) above per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Class B
                  Certificateholder's investment)                                               $0.000000

            (f)   The total amount reimbursed on the Distribution Date in
                  respect of reductions in the Class B Invested Amount on prior
                  Distribution Dates                                                                $0.00

            (g)   The amount set forth in item 7(f) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the amount of each Class B
                  Certificateholder's investment)                                               $0.000000

                        ---------------------------------
                         Series 2000-1 Monthly Statement
                         June 17, 2002 Distribution Date
                        ---------------------------------

            (h)   The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested
                  Amount if any, as of the Distribution Date, after giving
                  effect to all deposits, withdrawals and distributions on such
                  Distribution Date                                                                 $0.00

      (8)   Reductions in the Collateral Interest

            (a)   The excess, if any, of the Collateral Defaulted Amount over the sum of (i) Available Finance Charge Collections applied to such Collateral Defaulted Amount, (ii) Reallocated Class D
                  Principal Collections applied to such Collateral Defaulted
                  Amount and (iii) the amount by which the Class D Invested
                  Amount has been reduced in respect of such Collateral
                  Defaulted Amount                                                                  $0.00

            (b)   The amount by which the Collateral Invested Amount has been reduced on the Distribution Date in respect of Reallocated
                  Collateral Principal Collections                                                  $0.00

            (c)   The amount by which the Collateral Invested Amount has been reduced on the Distribution Date in respect of items 6(a) and
                  7(a) above                                                                        $0.00

            (d)   The total amount by which the Collateral Invested Amount has been reduced on the Distribution Date as set forth in items
                  8(a), (b) and (c)                                                                 $0.00

            (e)   The total amount reimbursed on the Distribution Date in
                  respect of reductions in the Collateral Invested Amount on
                  prior Distribution Dates                                                          $0.00

            (f)   The amount, if any, by which the outstanding principal balance of the Collateral Interest exceeds the Collateral Invested
                  Amount, if any, as of the Distribution Date, after giving
                  effect to all deposits, withdrawals and distributions on the
                  Distribution Date                                                                 $0.00

      (9)   Reductions in the Class D Interest

            (a)   The excess, if any, of the Class D Defaulted Amount over
                  Available Finance Charge Collections applied to such Class D
                  Defaulted Amount                                                                  $0.00

            (b)   The amount by which the Class D Invested Amount has been
                  reduced on the Distribution Date in respect of Reallocated
                  Principal Collections                                                             $0.00

            (c)   The amount by which the Class D Invested Amount has been
                  reduced on the Distribution Date in respect of items 6(a),
                  7(a) and 8 (a) above                                                              $0.00

            (d)   The total amount by which the Class D Invested Amount has been reduced on the Distribution Date as set forth in items 9(a),
                  (b) and (c)                                                                       $0.00

            (e)   The total amount reimbursed on the Distribution Date in
                  respect of reductions in the Class D Invested Amount on prior
                  Distribution Dates                                                                $0.00

            (f)   The amount, if any, by which the outstanding principal balance of the Class D Interest exceeds the Class D Invested Amount, if any, as of the Distribution Date, after giving effect to all deposits, withdrawals and distributions on the
                  Distribution Date                                                                 $0.00

                        ---------------------------------
                         Series 2000-1 Monthly Statement
                         June 17, 2002 Distribution Date
                        ---------------------------------

      (10)  Investor Monthly Servicing Fee

            (a)   The amount of the Series 2000-1 Monthly Servicing Fee payable
                  to the Servicer on the Distribution Date                                    $765,625.00

      (11)  Class A Monthly Interest

            (a)   Class A Monthly Interest payable on the Distribution Date                 $2,621,500.00

      (12)  Class B Monthly Interest

            (a)   Class B Monthly Interest payable on the Distribution Date                   $100,485.00

      (13)  Principal Funding Account Amount

            (a)   The amount on deposit in the Principal Funding Account on the
                  Distribution Date, after giving effect to all deposits,
                  withdrawals and distributions on such Distribution Date                           $0.00

            (b) Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution Date occurring in March 2004 (The initial funding date for the Principal Funding
                  Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.)

      (14)  Deficit Controlled Accumulation Amount

            The Deficit Controlled Accumulation Amount for the Distribution
            Date, after giving effect to all deposits, withdrawals and
            distributions on such Distribution Date                                                 $0.00

      (15)  Class A Reserve Account

            (a)   The amount on deposit in the Class A Reserve Account on the
                  Distribution Date, after giving effect to all deposits,
                  withdrawals and distributions on such Distribution Date and
                  the related Transfer Date                                                         $0.00

            (b)   The Class A Required Reserve Account Amount                                       $0.00

      (16)  Class B Reserve Account

            (a)   The amount on deposit in the Class B Reserve Account on the
                  Distribution Date, after giving effect to all deposits,
                  withdrawals and distributions on such Distribution Date and
                  the related Transfer Date                                                         $0.00

            (b)   The Class B Required Reserve Account Amount                                       $0.00

C)    Class A Invested Amount

      (1)   The Class A Initial Invested Amount                                           $420,000,000.00

      (2)   The Class A Invested Amount on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such
            Distribution Date                                                             $420,000,000.00


                        ---------------------------------
                         Series 2000-1 Monthly Statement
                         June 17, 2002 Distribution Date
                        ---------------------------------

      (3)   The Pool Factor for the Distribution Date (which represents the ratio of the Class A Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class A Invested Amount on such Distribution Date, to the Class A Initial Invested Amount).
            The amount of a Class A Certificateholder's pro rata share of the
            Class A Invested Amount can be determined by multiplying the original denomination of the Class A Certificateholder's Certificate
            by the Pool Factor                                                                   1.000000

D)    Class B Invested Amount

      (1)   The Class B Initial Invested Amount                                            $47,250,000.00

      (2)   The Class B Invested Amount on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such
            Distribution Date                                                              $47,250,000.00

      (3)   The Pool Factor for the Distribution Date (which represents the ratio of the Class B Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class B Invested Amount on such Distribution Date, to the Class B Initial Invested Amount).
            The amount of a Class B Certificateholder's pro rata share of the
            Class B Invested Amount can be determined by multiplying the original denomination of the Class B Certificateholder's Certificate
            by the Pool Factor                                                                   1.000000

E)    Collateral Invested Amount

      (1)   The Collateral Initial Invested Amount                                         $42,000,000.00

      (2)   The Collateral Invested Amount on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such
            Distribution Date                                                              $42,000,000.00

      (3)   The Collateral Invested Amount as a percentage of the Invested
            Amount on such Distribution Date                                                        8.00%

F)    Class D Invested Amount

      (1)   The Class D Initial Invested Amount                                            $15,750,000.00

      (2)   The Class D Invested Amount on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such
            Distribution Date                                                              $15,750,000.00

      (3)   The Class D Invested Amount as a percentage of the Invested Amount
            on such Distribution Date                                                               3.00%

G)    Receivables Balances

      (1)   The aggregate amount of Principal Receivables in the Trust at the close of business on the last day of the immediately preceding
            Monthly Period                                                                 $6,935,498,794

      (2)   The aggregate amount of Finance Charge Receivables in the Trust at the close of business on the last day of the immediately preceding
            Monthly Period                                                                   $143,778,078

                        ---------------------------------
                         Series 2000-1 Monthly Statement
                         June 17, 2002 Distribution Date
                        ---------------------------------

H)    Annualized Percentages

      (1)   The Gross Yield (Available Finance Charge Collections for the Series
            2000-1 Certificates for the preceding Monthly Period (excluding payments received from Interest Rate Protection Agreements) divided by the Invested Amount of the Series 2000-1 Certificates as of the
            last day of the next preceding Monthly Period, multiplied by 12)                       19.48%

      (2)   The Net Loss Rate (the Series 2000-1 Defaulted Amount for the
            preceding Monthly Period divided by the Invested Amount of the
            Series 2000-1 Certificates as of the last day of the next preceding
            Monthly Period, multiplied by 12)                                                       9.69%

      (3)   The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the
            Series 2000-1 Certificates for the preceding Monthly Period)                            9.79%

      (4)   The Base Rate (Monthly Interest plus Monthly Servicing Fee (based on an assumed Servicing Fee Rate of 2% per annum) for the preceding
            Monthly Period with respect to the related Distribution Date, divided by the Invested Amount of the Series 2000-1 Certificates as
            of the last day of the next preceding Monthly Period, multiplied by
            12)                                                                                     8.48%

      (5)   The Net Spread (the Portfolio Yield minus the Base Rate for the
            Series 2000-1 Certificates for the preceding Monthly Period)                            1.31%

      (6)   The Monthly Payment Rate (Collections of Principal Receivables and
            Finance Charge Receivables with respect to all Receivables in the
            Trust for the preceding Monthly Period divided by the amount of
            Receivables in the Trust as of the last day of the next preceding
            Monthly Period)                                                                         9.69%

I)    Series 2000-1 Information for the Last Three Distribution Dates

      1)    Gross Yield

                  a)        06/17/02             19.48%
                  b)        05/15/02             18.47%
                  c)        04/15/02             18.70%

      2)    Net Loss Rate

                  a)        06/17/02             9.69%
                  b)        05/15/02             9.52%
                  c)        04/15/02             9.35%

      3)    Net Spread (Portfolio Yield Minus Base Rate)

                  a)        06/17/02             1.31%
                  b)        05/15/02             0.51%
                  c)        04/15/02             0.88%

                        ---------------------------------
                         Series 2000-1 Monthly Statement
                         June 17, 2002 Distribution Date
                        ---------------------------------

                  Three Month Average            0.90%

      4)    Monthly Payment Rate

                  a)        06/17/02             9.69%
                  b)        05/15/02             9.29%
                  c)        04/15/02             9.25%





                                  CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION Servicer


                                  By:
                                      -------------------------------------
                                  Name:     Patricia Garvey
                                  Title:    Vice President

                                MONTHLY STATEMENT

                  ---------------------------------------------

                             PROVIDIAN MASTER TRUST
                                  SERIES 2000-2

                  ---------------------------------------------

         Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on February 5, 2002, the "Agreement"), as supplemented by the Series 2000-2 Supplement dated as of August 1, 2000 (as amended and supplemented, the "Series Supplement"), between Card Acquisition Funding LLC as Transferor, Chase Manhattan Bank USA, National Association as Servicer, and The Bank of New York as Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders, Collateral Interest Holder and the performance of the Providian Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 2000-2 Certificates with respect to the Distribution Date occurring on June 17, 2002 and with respect to the performance of the Trust during the month of May is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.

A)    Information Regarding the Current Monthly Distribution for the Series
      2000-2 Class A Certificates and Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

      (1)   The total amount distributed to Class A Certificateholders per
            $1,000 original certificate principal amount                                        $1.842500

      (2)   The amount set forth in A(1) above distributed to Class A
            Certificateholders with respect to interest per $1,000 original
            certificate principal amount                                                        $1.842500

      (3)   The amount set forth in A(1) above distributed to Class A
            Certificateholders with respect to principal per $1,000 original
            certificate principal amount                                                        $0.000000

      (4)   The total amount distributed to Class B Certificateholders per
            $1,000 original certificate principal amount                                        $2.154167

      (5)   The amount set forth in A(4) above distributed to Class B
            Certificateholders with respect to interest per $1,000 original
            certificate principal amount                                                        $2.154167

      (6)   The amount set forth in A(4) above distributed to Class B
            Certificateholders with respect to principal per $1,000 original
            certificate principal amount                                                        $0.000000

B)    Information Regarding the Performance of the Trust

      (1)   Allocation of Receivables Collections to the Series 2000-2
            Certificates

            (a)   The aggregate amount of Finance Charge Receivables collected during the Monthly Period immediately preceding the
                  Distribution Date                                                       $106,396,128.57

            (b)   The aggregate amount of Interchange collected and allocated to the Trust for the Monthly Period immediately preceding the
                  Distribution Date                                                         $7,194,114.00

            (c)   The aggregate amount of Principal Receivables collected during
                  the Monthly Period immediately preceding the Distribution Date          $578,892,614.33

                     --------------------------------------

                         Series 2000-2 Monthly Statement
                         June 17, 2002 Distribution Date

                     --------------------------------------

            (d)   The Floating Allocation Percentage with respect to the Series
                  2000-2 Certificates for the Monthly Period immediately
                  preceding the Distribution Date                                               8.271267%

            (e)   The Principal Allocation Percentage with respect to the Series
                  2000-2 Certificates for the Monthly Period immediately
                  preceding the Distribution Date                                               8.271267%

            (f)   The Finance Charge Receivables and Interchange collected and allocated to the Series 2000-2 Certificates for the Monthly
                  Period immediately preceding the Distribution Date                        $9,395,352.44

            (g)   The Principal Receivables collected and allocated to the
                  Series 2000-2 Certificates for the Monthly Period immediately
                  preceding the Distribution Date                                          $47,881,754.76

      (2)   Available Finance Charge Collections and Reallocated Principal
            Collections for Series 2000-2 for the Monthly Period immediately preceding the Distribution Date.

            (a)   The Finance Charge Receivables and Interchange collected and
                  allocated to the Series 2000-2 Certificates                               $9,395,352.44

            (b)   Collection Account and Special Funding Account investment
                  earnings allocated to the Series 2000-2 Certificates                              $0.00

            (c)   Principal Funding Account Investment Proceeds                                     $0.00

            (d)   Class A Reserve Draw Amount                                                       $0.00

            (e)   Class B Reserve Draw Amount                                                       $0.00

            (f)   Additional Finance Charges from other Series allocated to the
                  Series 2000-2 Certificates                                                        $0.00

            (g)   Payments, if any, on deposit as of the Determination Date
                  received from any Interest Rate Protection Agreements                             $0.00

            (h)   Reallocated Class D Principal Collections                                         $0.00

            (i)   Reallocated Collateral Principal Collections                                      $0.00

            (j)   Reallocated Class B Principal Collections                                         $0.00

            (k)   Total Available Finance Charge Collections and Reallocated
                  Principal Collections for Series 2000-2 (total of (a), (b),
                  (c), (d), (e), (f), (g), (h), (i) and (j) above)                          $9,395,352.44

                     --------------------------------------

                         Series 2000-2 Monthly Statement
                         June 17, 2002 Distribution Date

                     --------------------------------------

      (3)   Available Principal Collections for Series 2000-2 for the Monthly
            Period immediately preceding the Distribution Date

            (a)   The Principal Receivables collected and allocated to the
                  Series 2000-2 Certificates                                               $47,881,754.76

            (b)   Shared Principal Collections from other Series allocated to
                  the Series 2000-2 Certificates                                                    $0.00

            (c)   Additional amounts to be treated as Available Principal
                  Collections pursuant to the Series Supplement                             $4,675,946.04

            (d)   Reallocated Class D Principal Collections                                         $0.00

            (e)   Reallocated Collateral Principal Collections                                      $0.00

            (f)   Reallocated Class B Principal Collections                                         $0.00

            (g)   Available Principal Collections for Series 2000-2 (total of
                  (a), (b) and (c) minus (d), (e) and (f) above)                           $52,557,700.80

      (4)   Delinquent Balances in the Trust

            The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the Distribution Date.

            (a)     31-60 days                                                               $121,652,074

            (b)     61-90 days                                                                 86,255,237

            (c)     91 or more days                                                           171,323,222
                                                                                          ---------------
            (d)     Total Delinquencies                                                      $379,230,533

      (5)   Defaulted Amount

            (a)   The aggregate amount of Defaulted Receivables with respect to the Trust for the Monthly Period immediately preceding the
                  Distribution Date                                                        $65,162,264.95

            (b)   The aggregate Amount of Recoveries of Defaulted Receivables processed during the Monthly Period immediately preceding the
                  Distribution Date                                                         $8,629,862.53

            (c)   The Defaulted Amount for the Monthly Period immediately
                  preceding the Distribution Date [Defaulted Receivables minus
                  Recoveries]                                                              $56,532,402.42

            (d)   The Defaulted Amount for the Monthly Period immediately
                  preceding the Distribution Date allocable to the Series 2000-2
                  Certificates (the "Series 2000-2 Defaulted Amount")                       $4,675,946.04

            (e)   The Class A Defaulted Amount [Series 2000-2 Defaulted Amount
                  multiplied by the Class A Percentage]                                     $3,635,410.71

            (f)   The Class B Defaulted Amount [Series 2000-2 Defaulted Amount
                  multiplied by the Class B Percentage]                                       $479,066.34

                     --------------------------------------

                         Series 2000-2 Monthly Statement
                         June 17, 2002 Distribution Date

                     --------------------------------------

      (6)   Class A Charge-Offs

            (a)   The excess, if any, of the Class A Defaulted Amount over the sum of (i) Available Finance Charge Collections applied to such Class A Defaulted Amount, (ii) Reallocated Principal
                  Collections applied to such Class A Defaulted Amount, (iii)
                  the amount by which the Class D invested Amount has been
                  reduced in respect of such Class A Defaulted Amount, (iv) the amount by which the Collateral Invested Amount has been
                  reduced in respect of such Class A Defaulted Amount and (v)
                  the amount by which the Class B Invested Amount has been
                  reduced in respect of such Class A Defaulted Amount (a"Class A
                  Charge-Off")                                                                      $0.00

            (b)   The amount of the Class A Charge-Off set forth in item 6(a)
                  above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each
                  Class A Certificateholder's investment)                                       $0.000000

            (c)   The total amount reimbursed on the Distribution Date in
                  respect of Class A Charge-Offs for prior Distribution Dates                       $0.00

            (d)   The amount set forth in item 6(c) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the amount of each Class A
                  Certificateholder's investment)                                               $0.000000

            (e)   The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested
                  Amount if any, as of the Distribution Date, after giving
                  effect to all deposits, withdrawals and distributions on such
                  Distribution Date                                                                 $0.00

     (7)    Class B Charge-Offs

            (a)   The excess, if any, of the Class B Defaulted Amount over the sum of (i) Available Finance Charge Collections applied to such Class B Defaulted Amount, (ii) Reallocated Class D
                  Principal Collections applied to such Class B Defaulted
                  Amount, (iii) Reallocated Collateral Principal Collections
                  applied to such Class B Defaulted Amount, (iv) the amount by which the Class D Invested Amount has been reduced in respect of such Class B Defaulted Amount and (v) the amount by which the Collateral Invested Amount has been reduced in respect of
                  such Class B Defaulted Amount                                                     $0.00

            (b)   The amount by which the Class B Invested Amount has been
                  reduced on the Distribution Date in respect of Reallocated
                  Class B Principal Collections                                                     $0.00

            (c)   The amount by which the Class B Invested Amount has been
                  reduced on the Distribution Date in respect of item 6(a)
                  (together with item 7(a), "Class B Charge-Offs")                                  $0.00

            (d)   The total amount by which the Class B Invested Amount has been reduced on the Distribution Date as set forth in items 7(a),
                  (b) and (c)                                                                       $0.00

                     --------------------------------------

                         Series 2000-2 Monthly Statement
                         June 17, 2002 Distribution Date

                     --------------------------------------

            (e)   The amount set forth in item 7(d) above per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Class B
                  Certificateholder's investment)                                               $0.000000

            (f)   The total amount reimbursed on the Distribution Date in
                  respect of reductions in the Class B Invested Amount on prior
                  Distribution Dates                                                                $0.00

            (g)   The amount set forth in item 7(f) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the amount of each Class B
                  Certificateholder's investment)                                               $0.000000

            (h)   The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested
                  Amount if any, as of the Distribution Date, after giving
                  effect to all deposits, withdrawals and distributions on such
                  Distribution Date                                                                 $0.00

      (8)   Reductions in the Collateral Interest

            (a)   The excess, if any, of the Collateral Defaulted Amount over the sum of (i) Available Finance Charge Collections applied to such Collateral Defaulted Amount, (ii) Reallocated Class D
                  Principal Collections applied to such Collateral Defaulted
                  Amount and (iii) the amount by which the Class D Invested
                  Amount has been reduced in respect of such Collateral
                  Defaulted Amount                                                                  $0.00

            (b)   The amount by which the Collateral Invested Amount has been reduced on the Distribution Date in respect of Reallocated
                  Collateral Principal Collections                                                  $0.00

            (c)   The amount by which the Collateral Invested Amount has been reduced on the Distribution Date in respect of items 6(a) and
                  7(a) above                                                                        $0.00

            (d)   The total amount by which the Collateral Invested Amount has been reduced on the Distribution Date as set forth in items
                  8(a), (b) and (c)                                                                 $0.00

            (e)   The total amount reimbursed on the Distribution Date in
                  respect of reductions in the Collateral Invested Amount on
                  prior Distribution Dates                                                          $0.00

            (f)   The amount, if any, by which the outstanding principal balance of the Collateral Interest exceeds the Collateral Invested
                  Amount, if any, as of the Distribution Date, after giving
                  effect to all deposits, withdrawals and distributions on the
                  Distribution Date                                                                 $0.00

      (9)   Reductions in the Class D Interest

            (a)   The excess, if any, of the Class D Defaulted Amount over
                  Available Finance Charge Collections applied to such Class D
                  Defaulted Amount                                                                  $0.00

            (b)   The amount by which the Class D Invested Amount has been
                  reduced on the Distribution Date in respect of Reallocated
                  Principal Collections                                                             $0.00

                     --------------------------------------

                         Series 2000-2 Monthly Statement
                         June 17, 2002 Distribution Date

                     --------------------------------------

            (c)   The amount by which the Class D Invested Amount has been
                  reduced on the Distribution Date in respect of items 6(a),
                  7(a) and 8 (a) above                                                              $0.00

            (d)   The total amount by which the Class D Invested Amount has been reduced on the Distribution Date as set forth in items 9(a),
                  (b) and (c )                                                                      $0.00

            (e)   The total amount reimbursed on the Distribution Date in
                  respect of reductions in the Class D Invested Amount on prior
                  Distribution Dates                                                                $0.00

            (f)   The amount, if any, by which the outstanding principal balance of the Class D Interest exceeds the Class D Invested Amount, if any, as of the Distribution Date, after giving effect to all deposits, withdrawals and distributions on the
                  Distribution Date                                                                 $0.00

      (10)  Investor Monthly Servicing Fee

            (a)   The amount of the Series 2000-2 Monthly Servicing Fee payable
                  to the Servicer on the Distribution Date                                    $844,083.33

      (11)  Class A Monthly Interest

            (a)   Class A Monthly Interest payable on the Distribution Date                   $829,125.00

      (12)  Class B Monthly Interest

            (a)   Class B Monthly Interest payable on the Distribution Date                   $127,742.08

      (13)  Principal Funding Account Amount

            (a)   The amount on deposit in the Principal Funding Account on the
                  Distribution Date, after giving effect to all deposits,
                  withdrawals and distributions on such Distribution Date                           $0.00

            (b) Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution Date occurring in August 2004 (The initial funding date for the Principal
                  Funding Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.)

      (14)        Deficit Controlled Accumulation Amount

                  The Deficit Controlled Accumulation Amount for the
                  Distribution Date, after giving effect to all deposits,
                  withdrawals and distributions on such Distribution Date                           $0.00

      (15)  Class A Reserve Account

            (a)   The amount on deposit in the Class A Reserve Account on the
                  Distribution Date, after giving effect to all deposits,
                  withdrawals and distributions on such Distribution Date and
                  the related Transfer Date                                                         $0.00

            (b)   The Class A Required Reserve Account Amount                                       $0.00

                     --------------------------------------

                         Series 2000-2 Monthly Statement
                         June 17, 2002 Distribution Date

                     --------------------------------------

      (16)  Class B Reserve Account

            (a)   The amount on deposit in the Class B Reserve Account on the
                  Distribution Date, after giving effect to all deposits,
                  withdrawals and distributions on such Distribution Date and
                  the related Transfer Date                                                         $0.00

            (b)   The Class B Required Reserve Account Amount                                       $0.00

C)    Class A Invested Amount

      (1)   The Class A Initial Invested Amount                                           $450,000,000.00

      (2)   The Class A Invested Amount on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such
            Distribution Date                                                             $450,000,000.00

      (3)   The Pool Factor for the Distribution Date (which represents the ratio of the Class A Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class A Invested Amount on such Distribution Date, to the Class A Initial Invested Amount).
            The amount of a Class A Certificateholder's pro rata share of the
            Class A Invested Amount can be determined by multiplying the original denomination of the Class A Certificateholder's Certificate
            by the Pool Factor                                                                   1.000000

D)    Class B Invested Amount

      (1)   The Class B Initial Invested Amount                                            $59,300,000.00

      (2)   The Class B Invested Amount on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such
            Distribution Date                                                              $59,300,000.00

      (3)   The Pool Factor for the Distribution Date (which represents the ratio of the Class B Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class B Invested Amount on such Distribution Date, to the Class B Initial Invested Amount).
            The amount of a Class B Certificateholder's pro rata share of the
            Class B Invested Amount can be determined by multiplying the original denomination of the Class B Certificateholder's Certificate
            by the Pool Factor.                                                                  1.000000

E)    Collateral Invested Amount

      (1)   The Collateral Initial Invested Amount                                         $49,200,000.00

      (2)   The Collateral Invested Amount on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such
            Distribution Date                                                              $49,200,000.00

      (3)   The Collateral Invested Amount as a percentage of the Invested
            Amount on such Distribution Date                                                        8.50%

                     --------------------------------------

                         Series 2000-2 Monthly Statement
                         June 17, 2002 Distribution Date

                     --------------------------------------

F)    Class D Invested Amount

      (1)   The Class D Initial Invested Amount                                            $20,300,000.00

      (2)   The Class D Invested Amount on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such
            Distribution Date                                                              $20,300,000.00

      (3)   The Class D Invested Amount as a percentage of the Invested Amount
            on such Distribution Date                                                               3.51%

G)    Receivables Balances

      (1)   The aggregate amount of Principal Receivables in the Trust at the close of business on the last day of the immediately preceding
            Monthly Period                                                                 $6,935,498,794

      (2)   The aggregate amount of Finance Charge Receivables in the Trust at the close of business on the last day of the immediately preceding
            Monthly Period                                                                   $143,778,078

H)    Annualized Percentages

      (1)   The Gross Yield (Available Finance Charge Collections for the Series
            2000-2 Certificates for the preceding Monthly Period (excluding payments received from Interest Rate Protection Agreements) divided by the Invested Amount of the Series 2000-2 Certificates as of the
            last day of the next preceding Monthly Period, multiplied by 12)                       19.48%

      (2)   The Net Loss Rate (the Series 2000-2 Defaulted Amount for the
            preceding Monthly Period divided by the Invested Amount of the
            Series 2000-2 Certificates as of the last day of the next preceding
            Monthly Period, multiplied by 12)                                                       9.69%

      (3)   The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the
            Series 2000-2 Certificates for the preceding Monthly Period)                            9.79%

      (4)   The Base Rate (Monthly Interest plus Monthly Servicing Fee (based on an assumed Servicing Fee Rate of 2% per annum) for the preceding
            Monthly Period with respect to the related Distribution Date, divided by the Invested Amount of the Series 2000-2 Certificates as
            of the last day of the next preceding Monthly multiplied by 12)                         4.66%

      (5)   The Net Spread (the Portfolio Yield minus the Base Rate for the
            Series 2000-2 Certificates for the preceding Monthly Period)                            5.13%

      (6)   The Monthly Payment Rate (Collections of Principal Receivables and
            Finance Charge Receivables with respect to all Receivables in the
            Trust for the preceding Monthly Period divided by the amount of
            Receivables in the Trust as of the last day of the next preceding
            Monthly Period)                                                                         9.69%

                     --------------------------------------

                         Series 2000-2 Monthly Statement
                         June 17, 2002 Distribution Date

                     --------------------------------------

I)    Series 2000-2 Information for the Last Three Distribution Dates

      1)    Gross Yield

            a)             06/17/02                                                   19.48%
            b)             05/15/02                                                   25.77%
            c)             04/15/02                                                   18.70%

      2)    Net Loss Rate

            a)             06/17/02                                                    9.69%
            b)             05/15/02                                                    9.52%
            c)             04/15/02                                                    9.35%

      3)    Net Spread (Portfolio Yield Minus Base Rate)

            a)             06/17/02                                                    5.13%
            b)             05/15/02                                                   11.75%
            c)             04/15/02                                                    4.75%

            Three Month Average                                                        7.21%

      4)    Monthly Payment Rate

            a)             06/17/02                                                    9.69%
            b)             05/15/02                                                    9.29%
            c)             04/15/02                                                    9.25%



                                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION, Servicer


                                 By:
                                     ---------------------------------
                                 Name:        Patricia Garvey
                                 Title:       Vice President

                                MONTHLY STATEMENT

                  ---------------------------------------------

                             PROVIDIAN MASTER TRUST
                                  Series 2000-3

                  ---------------------------------------------

         Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on February 5, 2002, the "Agreement"), as supplemented by the Series 2000-3 Supplement dated as of November 1, 2000 (as amended and supplemented, the "Series Supplement"), between Card Acquisition Funding LLC, Transferor, Chase Manhattan Bank USA, National Association, Servicer, and The Bank of New York, Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders, Collateral Interest Holder and the Class D Interest Holder and the performance of the Providian Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 2000-3 Certificates with respect to the Distribution Date occurring on June 17, 2002 and with respect to the performance of the Trust during the month of May is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.

A)    Information Regarding the Current Monthly Distribution for the Series
      2000-3 Class A Certificates and Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

      (1)   The total amount distributed to Class A Certificateholders per
            $1,000 original certificate principal amount                                        $1.796667

      (2)   The amount set forth in A(1) above distributed to Class A
            Certificateholders with respect to interest per $1,000 original
            certificate principal amount                                                        $1.796667

      (3)   The amount set forth in A(1) above distributed to Class A
            Certificateholders with respect to principal per $1,000 original
            certificate principal amount                                                        $0.000000

      (4)   The total amount distributed to Class B Certificateholders per
            $1,000 original certificate principal amount                                        $2.099167

      (5)   The amount set forth in A(4) above distributed to Class B
            Certificateholders with respect to interest per $1,000 original
            certificate principal amount                                                        $2.099167

      (6)   The amount set forth in A(4) above distributed to Class B
            Certificateholders with respect to principal per $1,000 original
            certificate principal amount                                                        $0.000000

B)    Information Regarding the Performance of the Trust

      (1)   Allocation of Receivables Collections to the Series 2000-3
            Certificates

            (a)   The aggregate amount of Finance Charge Receivables collected during the Monthly Period immediately preceding the
                  Distribution Date                                                       $106,396,128.57

            (b)   The aggregate amount of Interchange collected and allocated to the Trust for the Monthly Period immediately preceding the
                  Distribution Date                                                         $7,194,114.00

            (c)   The aggregate amount of Principal Receivables collected during
                  the Monthly Period immediately preceding the Distribution Date          $578,892,614.33

                     --------------------------------------

                         Series 2000-3 Monthly Statement
                         June 17, 2002 Distribution Date

                     --------------------------------------

            (d)   The Floating Allocation Percentage with respect to the Series
                  2000-3 Certificates for the Monthly Period immediately
                  preceding the Distribution Date                                              10.003260%

            (e)   The Principal Allocation Percentage with respect to the Series
                  2000-3 Certificates for the Monthly Period immediately
                  preceding the Distribution Date                                              10.003260%

            (f)   The Finance Charge Receivables and Interchange collected and allocated to the Series 2000-3 Certificates for the Monthly
                  Period immediately preceding the Distribution Date                       $11,362,727.56

            (g)   The Principal Receivables collected and allocated to the
                  Series 2000-3 Certificates for the Monthly Period immediately
                  preceding the Distribution Date                                          $57,908,134.64

      (2)   Available Finance Charge Collections and Reallocated Principal
            Collections for Series 2000-3 for the Monthly Period immediately preceding the Distribution Date.

            (a)   The Finance Charge Receivables and Interchange collected and
                  allocated to the Series 2000-3 Certificates                              $11,362,727.56

            (b)   Collection Account and Special Funding Account investment
                  earnings allocated to the Series 2000-3 Certificates                              $0.00

            (c)   Principal Funding Account Investment Proceeds                                     $0.00

            (d)   Class A Reserve Draw Amount                                                       $0.00

            (e)   Class B Reserve Draw Amount                                                       $0.00

            (f)   Additional Finance Charges from other Series allocated to the
                  Series 2000-3 Certificates                                                        $0.00

            (g)   Payments, if any, on deposit as of the Determination Date
                  received from any Interest Rate Protection Agreements                             $0.00

            (h)   Reallocated Class D Principal Collections                                         $0.00

            (i)   Reallocated Collateral Principal Collections                                      $0.00

            (j)   Reallocated Class B Principal Collections                                         $0.00

            (k)   Total Available Finance Charge Collections and Reallocated
                  Principal Collections for Series 2000-3 (total of (a), (b),
                  (c), (d), (e), (f), (g), (h), (i) and (j) above)                         $11,362,727.56

                     --------------------------------------

                         Series 2000-3 Monthly Statement
                         June 17, 2002 Distribution Date

                     --------------------------------------

     (3)   Available Principal Collections for Series 2000-3 for the Monthly
            Period immediately preceding the Distribution Date

            (a)   The Principal Receivables collected and allocated to the
                  Series 2000-3 Certificates                                               $57,908,134.64

            (b)   Shared Principal Collections from other Series allocated to
                  the Series 2000-3 Certificates                                                    $0.00

            (c)   Additional amounts to be treated as Available Principal
                  Collections pursuant to the Series Supplement                             $5,655,083.33

            (d)   Reallocated Class D Principal Collections                                         $0.00

            (e)   Reallocated Collateral Principal Collections                                      $0.00

            (f)   Reallocated Class B Principal Collections                                         $0.00

            (g)   Available Principal Collections for Series 2000-3 (total of
                  (a), (b) and (c) minus (d), (e) and (f) above)                           $63,563,217.97

      (4)   Delinquent Balances in the Trust

            The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the Distribution Date.

            (a)      31-60 days                                                              $121,652,074
            (b)      61-90 days                                                                86,255,237
            (c)      91 or more days                                                          171,323,222
                                                                                           --------------
            (d)      Total Delinquencies                                                     $379,230,533

      (5)   Defaulted Amount

            (a)   The aggregate amount of Defaulted Receivables with respect to the Trust for the Monthly Period immediately preceding the
                  Distribution Date                                                        $65,162,264.95

            (b)   The aggregate Amount of Recoveries of Defaulted Receivables processed during the Monthly Period immediately preceding the
                  Distribution Date                                                         $8,629,862.53

            (c)   The Defaulted Amount for the Monthly Period immediately
                  preceding the Distribution Date [Defaulted Receivables minus
                  Recoveries]                                                              $56,532,402.42

            (d)   The Defaulted Amount for the Monthly Period immediately
                  preceding the Distribution Date allocable to the Series 2000-3
                  Certificates (the "Series 2000-3 Defaulted Amount")                       $5,655,083.33

            (e)   The Class A Defaulted Amount [Series 2000-3 Defaulted Amount
                  multiplied by the Class A Percentage]                                     $4,396,827.29

            (f)   The Class B Defaulted Amount [Series 2000-3 Defaulted Amount
                  multiplied by the Class B Percentage]                                       $579,646.04

                     --------------------------------------

                         Series 2000-3 Monthly Statement
                         June 17, 2002 Distribution Date

                     --------------------------------------

      (6)   Class A Charge-Offs

            (a)   The excess, if any, of the Class A Defaulted Amount over the sum of (i) Available Finance Charge Collections applied to such Class A Defaulted Amount, (ii) Reallocated Principal
                  Collections applied to such Class A Defaulted Amount, (iii)
                  the amount by which the Class D Invested Amount has been
                  reduced in respect of such Class A Defaulted Amount, (iv) the amount by which the Collateral Invested Amount has been
                  reduced in respect of such Class A Defaulted Amount and (v)
                  the amount by which the Class B Invested Amount has been
                  reduced in respect of such Class A Defaulted Amount (a "Class
                  A Charge-Off")                                                                    $0.00

            (b)   The amount of the Class A Charge-Off set forth in item 6(a)
                  above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each
                  Class A Certificateholder's investment)                                       $0.000000

            (c)   The total amount reimbursed on the Distribution Date in
                  respect of Class A Charge-Offs for prior Distribution Dates                       $0.00

            (d)   The amount set forth in item 6(c) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the amount of each Class A
                  Certificateholder's investment)                                               $0.000000

            (e)   The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested
                  Amount if any, as of the Distribution Date, after giving
                  effect to all deposits, withdrawals and distributions on such
                  Distribution Date                                                                 $0.00

      (7)   Class B Charge-Offs

            (a)   The excess, if any, of the Class B Defaulted Amount over the sum of (i) Available Finance Charge Collections applied to such Class B Defaulted Amount, (ii) Reallocated Class D
                  Principal Collections applied to such Class B Defaulted
                  Amount, (ii) Reallocated Class D Principal Collections applied to such Class B Defaulted Amount, (iii) Reallocated Collateral
                  Principal Collections applied to such Class B Defaulted
                  Amount, (iv) the amount by which the Class D Invested Amount has been reduced in respect of such Class B Defaulted Amount and (v) the amount by which the Collateral Invested Amount has
                  been reduced in respect of such Class B Defaulted Amount                          $0.00

            (b)   The amount by which the Class B Invested Amount has been
                  reduced on the Distribution Date in respect of Reallocated
                  Class B Principal Collections                                                     $0.00

            (c)   The amount by which the Class B Invested Amount has been
                  reduced on the Distribution Date in respect of item 6(a)
                  (together with item 7(a), "Class B Charge-Offs")                                  $0.00

                     --------------------------------------

                         Series 2000-3 Monthly Statement
                         June 17, 2002 Distribution Date

                     --------------------------------------

            (d)   The total amount by which the Class B Invested Amount has been reduced on the Distribution Date as set forth in items 7(a),
                  (b) and (c)                                                                       $0.00

            (e)   The amount set forth in item 7(d) above per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Class B
                  Certificateholder's investment)                                               $0.000000

            (f)   The total amount reimbursed on the Distribution Date in
                  respect of reductions in the Class B Invested Amount on prior
                  Distribution Dates                                                                $0.00

            (g)   The amount set forth in item 7(f) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the amount of each Class B
                  Certificateholder's investment)                                               $0.000000

            (h)   The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested
                  Amount if any, as of the Distribution Date, after giving
                  effect to all deposits, withdrawals and distributions on such
                  Distribution Date                                                                 $0.00

      (8)   Reductions in the Collateral Interest

            (a)   The excess, if any, of the Collateral Defaulted Amount over the sum of (i) Available Finance Charge Collections applied to such Collateral Defaulted Amount, (ii) Reallocated Class D
                  Principal Collections applied to such Collateral Defaulted
                  Amount and (iii) the amount by which the Class D Invested
                  Amount has been reduced in respect of such Collateral
                  Defaulted Amount                                                                  $0.00

            (b)   The amount by which the Collateral Invested Amount has been reduced on the Distribution Date in respect of Reallocated
                  Collateral Principal Collections                                                  $0.00

            (c)   The amount by which the Collateral Invested Amount has been reduced on the Distribution Date in respect of items 6(a) and
                  7(a) above                                                                        $0.00

            (d)   The total amount by which the Collateral Invested Amount has been reduced on the Distribution Date as set forth in items
                  8(a), (b) and (c)                                                                 $0.00

            (e)   The total amount reimbursed on the Distribution Date in
                  respect of reductions in the Collateral Invested Amount on
                  prior Distribution Dates                                                          $0.00

            (f)   The amount, if any, by which the outstanding principal balance of the Collateral Interest exceeds the Collateral Invested
                  Amount, if any, as of the Distribution Date, after giving
                  effect to all deposits, withdrawals and distributions on the
                  Distribution Date                                                                 $0.00

                     --------------------------------------

                         Series 2000-3 Monthly Statement
                         June 17, 2002 Distribution Date

                     --------------------------------------

      (9)   Reductions in the Class D Interest

            (a)   The excess, if any, of the Class D Defaulted Amount over
                  Available Finance Charge Collections applied to such Class D
                  Defaulted Amount                                                                  $0.00

            (b)   The amount by which the Class D Invested Amount has been
                  reduced on the Distribution Date in respect of Reallocated
                  Principal Collections                                                             $0.00

            (c)   The amount by which the Class D Invested Amount has been
                  reduced on the Distribution Date in respect of items 6(a),
                  7(a) and 8(a) above                                                               $0.00

            (d)   The total amount by which the Class D Invested Amount has been reduced on the Distribution Date as set forth in items 9(a),
                  (b) and (c)                                                                       $0.00

            (e)   The total amount reimbursed on the Distribution Date in
                  respect of reductions in the Class D Invested Amount on prior
                  Distribution Dates                                                                $0.00

            (f)   The amount, if any, by which the outstanding principal balance of the Class D Interest exceeds the Class D Invested Amount, if any, as of the Distribution Date, after giving effect to all deposits, withdrawals and distributions on the
                  Distribution Date                                                                 $0.00

      (10)  Investor Monthly Servicing Fee

            (a)   The amount of the Series 2000-3 Monthly Servicing Fee payable
                  to the Servicer on the Distribution Date                                  $1,020,833.33

      (11)  Class A Monthly Interest

            (a)   Class A Monthly Interest payable on the Distribution Date                   $977,835.83

      (12)  Class B Monthly Interest

            (a)   Class B Monthly Interest payable on the Distribution Date                   $150,615.21

      (13)  Principal Funding Account Amount

            (a)   The amount on deposit in the Principal Funding Account on the
                  Distribution Date, after giving effect to all deposits,
                  withdrawals and distributions on such Distribution Date                           $0.00

            (b) Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution Date occurring in July 2003 (The initial funding date for the Principal Funding
                  Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.)

                     --------------------------------------

                         Series 2000-3 Monthly Statement
                         June 17, 2002 Distribution Date

                     --------------------------------------

      (14)  Deficit Controlled Accumulation Amount

            The Deficit Controlled Accumulation Amount for the Distribution
            Date, after giving effect to all deposits, withdrawals and
            distributions on such Distribution Date                                                 $0.00

      (15)  Class A Reserve Account

            (a)   The amount on deposit in the Class A Reserve Account on the
                  Distribution Date, after giving effect to all deposits,
                  withdrawals and distributions on such Distribution Date and
                  the related Transfer Date                                                         $0.00

            (b)   The Class A Required Reserve Account Amount                                       $0.00

      (16)  Class B Reserve Account

            (a)   The amount on deposit in the Class B Reserve Account on the
                  Distribution Date, after giving effect to all deposits,
                  withdrawals and distributions on such Distribution Date and
                  the related Transfer Date                                                         $0.00

            (b)   The Class B Required Reserve Account Amount                                       $0.00

C)    Class A Invested Amount

      (1)   The Class A Initial Invested Amount                                           $544,250,000.00

      (2)   The Class A Invested Amount on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such
            Distribution Date                                                             $544,250,000.00

      (3)   The Pool Factor for the Distribution Date (which represents the ratio of the Class A Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class A Invested Amount on such Distribution Date, to the Class A Initial Invested Amount).
            The amount of a Class A Certificateholder's pro rata share of the
            Class A Invested Amount can be determined by multiplying the original denomination of the Class A Certificateholder's Certificate
            by the Pool Factor                                                                   1.000000

D)    Class B Invested Amount

      (1)   The Class B Initial Invested Amount                                            $71,750,000.00

      (2)   The Class B Invested Amount on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such
            Distribution Date                                                              $71,750,000.00

      (3)   The Pool Factor for the Distribution Date (which represents the ratio of the Class B Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class B Invested Amount on such Distribution Date, to the Class B Initial Invested Amount).
            The amount of a Class B Certificateholder's pro rata share of the
            Class B Invested Amount can be determined by multiplying the original denomination of the Class B Certificateholder's Certificate
            by the Pool Factor                                                                   1.000000

                     --------------------------------------

                         Series 2000-3 Monthly Statement
                         June 17, 2002 Distribution Date

                     --------------------------------------

E)    Collateral Invested Amount

      (1)   The Collateral Initial Invested Amount                                         $59,500,000.00

      (2)   The Collateral Invested Amount on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such
            Distribution Date                                                              $59,500,000.00

      (3)   The Collateral Invested Amount as a percentage of the Invested
            Amount on such Distribution Date                                                        8.50%

F)    Class D Invested Amount

      (1)   The Class D Initial Invested Amount                                            $24,500,000.00

      (2)   The Class D Invested Amount on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such
            Distribution Date                                                              $24,500,000.00

      (3)   The Class D Invested Amount as a percentage of the Invested Amount
            on such Distribution Date                                                               3.50%

G)    Receivables Balances

      (1)   The aggregate amount of Principal Receivables in the Trust at the close of business on the last day of the immediately preceding
            Monthly Period                                                                 $6,935,498,794

      (2)   The aggregate amount of Finance Charge Receivables in the Trust at the close of business on the last day of the immediately preceding
            Monthly Period                                                                   $143,778,078

H)    Annualized Percentages

      (1)   The Gross Yield (Available Finance Charge Collections for the Series
            2000-3 Certificates for the preceding Monthly Period (excluding payments received from Interest Rate Protection Agreements) divided by the Invested Amount of the Series 2000-3 Certificates as of the
            last day of the next preceding Monthly Period, multiplied by 12)                       19.48%

      (2)   The Net Loss Rate (the Series 2000-3 Defaulted Amount for the
            preceding Monthly Period divided by the Invested Amount of the
            Series 2000-3 Certificates as of the last day of the next preceding
            Monthly Period, multiplied by 12)                                                       9.69%

      (3)   The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the
            Series 2000-3 Certificates for the preceding Monthly Period)                            9.79%

      (4)   The Base Rate (Monthly Interest plus Monthly Servicing Fee (based on an assumed Servicing Fee Rate of 2% per annum) for the preceding
            Monthly Period with respect to the related Distribution Date, divided by the Invested Amount of the Series 2000-3 Certificates as
            of the last day of the next preceding Monthly Period, multiplied by
            12)                                                                                     4.58%

                     --------------------------------------

                         Series 2000-3 Monthly Statement
                         June 17, 2002 Distribution Date

                     --------------------------------------

      (5)   The Net Spread (the Portfolio Yield minus the Base Rate for the
            Series 2000-3 Certificates for the preceding Monthly Period)                            5.21%

      (6)   The Monthly Payment Rate (Collections of Principal Receivables and
            Finance Charge Receivables with respect to all Receivables in the
            Trust for the preceding Monthly Period divided by the amount of
            Receivables in the Trust as of the last day of the next preceding
            Monthly Period)                                                                         9.69%

I)    Series 2000-3 Information for the Last Three Distribution Dates

      1)    Gross Yield

            a)              06/17/02                             19.48%
            b)              05/15/02                             25.69%
            c)              04/15/02                             18.70%

      2)    Net Loss Rate

            a)              06/17/02                              9.69%
            b)              05/15/02                              9.52%
            c)              04/15/02                              9.35%

      3)    Net Spread (Portfolio Yield Minus Base Rate)

            a)              06/17/02                              5.21%
            b)              05/15/02                             11.75%
            c)              04/15/02                              4.83%

            Three Month Average                                   7.26%

      4)    Monthly Payment Rate

            a)              06/17/02                              9.69%
            b)              05/15/02                              9.29%
            c)              04/15/02                              9.25%


                                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION, Servicer


                                 By:
                                     ---------------------------------
                                 Name:     Patricia Garvey
                                 Title:    Vice President


                                       9